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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Crown Castle International
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

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[CROWN CASTLE LOGO]

May 9, 2001

Dear Stockholder:

It is my pleasure to invite you to attend Crown Castle International Corp.'s 2001 Annual Meeting of Stockholders. The meeting will be held on Tuesday, June 5, 2001 at 9:00 AM local time in the Forest III Ballroom of The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the meeting.

During the meeting, I will report to you on the Company's continued earnings growth and other achievements during 2000 and our goals for 2001. We welcome this opportunity to have a dialogue with our stockholders and look forward to your comments and questions.

If you are a stockholder of record who plans to attend the meeting, please mark the appropriate box on your proxy card. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notification to the Company's Corporate Secretary, 510 Bering Drive, Suite 500, Houston, Texas 77057, and enclose evidence of your ownership (such as a letter from the bank, broker or intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those indicating they plan to attend will be placed on an admission list held at the registration desk at the entrance to the meeting.


It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, please sign, date and return your proxy card as soon as possible. This will not prevent you from voting your shares in person if you are present.

I look forward to seeing you on June 5, 2001.

Kind Regards,

/s/ Ted B. Miller
Ted B. Miller, Jr.
Chairman and
Chief Executive Officer

                              [CROWN CASTLE LOGO]

                    NOTICE OF ANNUAL MEETING of STOCKHOLDERS
                             Tuesday, June 5, 2001
                                   9:00 a.m.

                              The Houstonian Hotel
                            111 North Post Oak Lane
                              Forest III Ballroom
                              Houston, Texas 77024

                                                                     May 9, 2001

Dear Stockholder:

You are invited to the Annual Meeting of Stockholders of Crown Castle International Corp. We will hold the meeting at the time and place noted above. At the meeting, we will ask you to:

  . elect our four class III directors: Randall A. Hack, Edward C. Hutcheson, J. Landis Martin and Ted B. Miller, Jr., each for a term of three years

  . approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Preferred Stock, par value $.01 per share, of the Company from 10,000,000 to 20,000,000 shares

  .   approve the Company's 2001 Stock Incentive Plan

  . ratify the appointment of KPMG LLP as our independent public accountants for 2001


  .   vote on any other business properly before the meeting

Stockholders of record at the close of business on May 2, 2001, will be entitled to vote at the meeting or any adjournment of the meeting. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company's principal executive offices at 510 Bering Drive, Suite 500, Houston, TX 77057 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

Your vote is important. To be sure your vote counts and to assure a quorum, please vote, sign, date and return the proxy card whether or not you plan to attend the meeting.

                                        By Order of the Board of Directors,

                                        /s/ Donald J. Reid, Jr.
                                        Donald J. Reid, Jr.
                                        Corporate Secretary

                               Table of Contents

                                                                           Page
                                                                           ----
 I.    Information About Voting..........................................    3

 II.   Proposals.........................................................    6
       The Election of Directors.........................................    6
       Amendment to Increase Authorized Shares of Preferred Stock........    7
       Approve the Company's 2001 Stock Incentive Plan...................    9
       Ratification of Appointment of Independent Public Accountants.....   21

 III.  Board of Directors................................................   22
       Nominees for Director.............................................   22
       Directors Continuing in Office....................................   24

 IV.   Information About the Board of Directors..........................   27
       Meetings..........................................................   27
       Committees........................................................   27
       Board Compensation and Relationships..............................   28

 V.    Executive Officers of the Company.................................   30

 VI.   Security Ownership of CCIC........................................   32
       Management Ownership..............................................   32
       Other Security Ownership..........................................   35

 VII.  Executive Compensation............................................   39
       Summary Compensation Table........................................   39
       Option Grants in 2000.............................................   40
       Aggregated Option Exercises in 2000 and Year-End Option Values....   41
       Termination and Change of Control Arrangements....................   42
       Compensation Committee Report on Executive Compensation...........   43
       Stockholder Return Performance Presentation.......................   47

 VIII. Audit Committee Matters...........................................   48
       Audit Committee Report for the Year Ended December 31, 2000.......   48

 IX.   Other Matters.....................................................   50
       Section 16(a) Beneficial Ownership Reporting Compliance...........   50
       Stockholders Proposals for 2002 Annual Meeting....................   50
       Expenses Relating to this Proxy Solicitation......................   51

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I. INFORMATION ABOUT VOTING

Solicitation of Proxies. The Board of Directors ("Board") of Crown Castle International Corp. ("CCIC" or the "Company") is soliciting proxies for use at the 2001 Annual Meeting of CCIC and any adjournments of that meeting. CCIC first sent this proxy statement, the accompanying form of proxy and the CCIC Annual Report for 2000 to its stockholders on May 9, 2001.

Agenda Items. The agenda for the Annual Meeting is to:

  1.   Elect four (4) class III directors for a term of three years;

  2. Approve an amendment to the Company's Restated Certificate of Incorporation ("Certificate of Incorporation") to increase the authorized number of shares of preferred stock, par value $.01 per share, of the Company ("Preferred Stock") from 10,000,000 shares to 20,000,000 shares;

  3.   Approve the Company's 2001 Stock Incentive Plan;

  4. Ratify the appointment of KPMG LLP as our independent public accountants for 2001; and

  5.   Conduct other business properly before the meeting.

Who can Vote. If you are a holder on the record date of CCIC's common stock, par value of $0.01 per share ("Common Stock"), or CCIC's 8 1/4% Series A Cumulative Convertible Redeemable Preferred Stock ("8 1/4% Convertible Preferred Stock"), you can vote at the Annual Meeting on the election of directors and on all three of the other proposals contained in this Proxy Statement. The record date is the close of business on May 2, 2001. Holders of Common Stock will have one (1) vote for each share of Common Stock, and holders of 8 1/4% Convertible Preferred Stock, which vote on an as converted basis, will have an aggregate of 7,441,860 votes. As of the close of business on May 2, 2001, there were 213,771,621 shares of Common Stock and 200,000 shares of 8 1/4% Convertible Preferred Stock outstanding. As of the record date, the outstanding shares of 8 1/4% Convertible Preferred Stock were convertible into an aggregate of 7,441,860 shares of Common Stock. All outstanding shares of Common Stock are entitled to vote, other than the 15,597,783 shares of Common Stock held by Crown Atlantic Holding Company LLC and the 5,063,731 shares of Common Stock held by Crown Castle GT Holding Company LLC (the limited liability companies for our joint ventures with certain indirect subsidiaries of Verizon Communications Inc.), which shares are not entitled to vote or be counted for quorum purposes while held by such ventures.


If you are a holder on the record date of CCIC's 6.25% Convertible Preferred Stock ("6.25% Convertible Preferred Stock") or 12 3/4% Series B Senior Exchangeable Preferred Stock ("12 3/4% Exchangeable Preferred Stock"), you can vote at the Annual Meeting on Proposal 2, our proposal to amend our Certificate of Incorporation to increase the authorized number of shares of Preferred Stock. The record date is the close of business

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on May 2, 2001. Holders of the 6.25% Convertible Preferred Stock, 12 3/4%
Exchangeable Preferred Stock and 8 1/4% Convertible Preferred Stock will vote together as a single class ("Preferred Stock Class") concerning Proposal 2. Holders of 6.25% Convertible Preferred Stock and holders of 12 3/4% Exchangeable Preferred Stock will each have one (1) vote for each share of 6.25% Convertible Preferred Stock or 12 3/4% Exchangeable Preferred Stock held by such holder. Holders of 8 1/4% Convertible Preferred Stock, whose vote is determined on an as converted basis, will have an aggregate of 7,441,860 votes. As of the close of business on May 2, 2001, there were 8,050,000 shares of 6.25% Convertible Preferred Stock, 265,261 shares of 12 3/4% Exchangeable Preferred Stock and 200,000 shares of 8 1/4% Convertible Preferred Stock outstanding. As of the record date, the outstanding shares of 8 1/4% Convertible Preferred Stock were convertible into an aggregate of 7,441,860 shares of Common Stock. Please note that holders of the 8 1/4% Convertible Preferred Stock will be entitled to vote their shares with respect to Proposal 2 both as part of the Preferred Stock Class voting as a single class, and with the Common Stock voting as a single class.


How to Vote. You may vote in two (2) ways:

  .   You can come to the Annual Meeting and cast your vote there.

  . You can vote by signing and returning the enclosed proxy card. If you do, the individuals named on the card will vote your shares in the manner you indicate.

Use of Proxies. Unless you tell us on the proxy card to vote differently, we plan to vote all shares represented by the signed and returned proxies FOR the Board nominees named herein and FOR Proposals 2 through 4. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the shares represented by the proxies in their best judgment.

Revoking a Proxy. You may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

  . Sending a written notice of revocation to the Corporate Secretary of CCIC;

  .   Delivering a properly executed, later-dated proxy; or

  .   Attending the Annual Meeting and voting in person.

The Quorum Requirement. We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will exist to hold a valid Annual Meeting if the holders of at least a majority in voting power of the outstanding shares of Common Stock and 8 1/4% Convertible Preferred Stock entitled to vote at the Annual Meeting either attend the Annual Meeting in person or are represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker has not received voting instructions from its customer or does not have the authority to do so.

Vote Required for Action. Directors are elected (Proposal 1) by a plurality vote of the holders of shares of Common Stock and the holders of 8 1/4% Convertible Preferred Stock present in person or represented by proxy at the meeting, voting together as a single class. The ratification of KPMG LLP as CCIC's independent public accountants for 2001 (Proposal 4) and the approval of the Company's 2001 Stock Incentive Plan (Proposal 3) each require the affirmative vote of a majority of the voting power represented by the shares of Common Stock and 8 1/4% Convertible Preferred Stock present in person or represented by proxy at the meeting and entitled to vote on such matters, voting together as a single class. Approval of the amendment of our Certificate of Incorporation to increase the authorized number of Preferred Stock (Proposal
2) requires both (i) the affirmative vote of a majority of the voting power represented by the outstanding shares of the Common Stock and 8 1/4% Convertible Preferred Stock, voting together as a single class, and (ii) the affirmative vote of a majority of the voting power represented by the outstanding shares of 6.25% Convertible Preferred Stock, 12 3/4% Exchangeable Preferred Stock and 8 1/4% Convertible Preferred Stock, voting together as a single class.


Generally, all other actions require the affirmative vote of a majority of the voting power represented by shares of Common Stock and 8 1/4% Convertible Preferred Stock present in person or represented by proxy at the Annual Meeting, voting together as a single class. Abstentions have the effect of a no vote on all matters other than director elections, with respect to which abstentions will have no effect. Broker non-votes have the effect of a no vote with respect to Proposal 2, but will have no effect with respect to all other proposals.

II. PROPOSALS

1. The Election of Directors

CCIC has three classes of directors of as nearly equal size as possible. The term for each class is three years. Class terms expire on a rolling basis, so that one class of directors is elected each year. The term for class III directors expires at the 2001 Annual Meeting.


The nominees for class III directors this year are: Randall A. Hack, Edward C. Hutcheson, Jr., J. Landis Martin and Ted B. Miller, Jr. The previous Stockholders Agreement, dated August 21, 1998, relating to the Company, which provided certain stockholders of the Company the right to designate nominees as directors, was terminated as of October 18, 2000, except with respect to certain rights of Robert A. Crown, Barbara Crown and certain entities established by them and their permitted transferees, relating to the Company's name and logo.


The Board expects that each of the nominees for class III directors will be able and willing to serve as directors. If elected, the class III directors will serve for a term ending at the 2004 Annual Meeting; however, Mr. Hack has indicated that, if elected, he will not serve for the full term. If any nominee is not available, the shares represented by the proxies may be voted for another person nominated by the current Board to fill the vacancy, or the size of the Board may be reduced. Information about the nominees, the continuing directors and the Board is contained in the next section of this proxy statement.


The Board of Directors recommends a vote FOR the election of Randall A. Hack, Edward C. Hutcheson, Jr., J. Landis Martin and Ted B. Miller, Jr. as class III directors.

2. Proposal to Amend the Company's Certificate of Incorporation to Increase the Authorized Number of Shares of Preferred Stock

On February 22, 2001, the Board of Directors approved, subject to stockholder approval, an amendment to the Certificate of Incorporation of the Company which would increase the number of authorized shares of preferred stock that may be issued by the Company from 10,000,000 shares to 20,000,000 shares.

Upon adoption of the amendment, the Board of Directors will, without further action by the stockholders (unless otherwise required by law, the Certificate of Incorporation of the Company or any applicable rules of any stock exchange or the Nasdaq Stock Market, Inc. then pertaining to the Company) be authorized to issue up to 20,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock"), at such times, for such purposes and for such consideration as it may determine. The adoption of the amendment will also increase the total authorized capital stock issuable by the Company from 700,000,000 shares to 710,000,000 shares.

As of March 15, 2001, the Company had 9,950,000 shares of Preferred Stock outstanding or otherwise reserved for issuance, including 8,515,261 shares of Preferred Stock issued and outstanding and 109,342 shares of Preferred Stock reserved for issuance as dividends in connection with our 12 3/4% Exchangeable Preferred Stock. The Board of Directors believes that the availability of additional shares of Preferred Stock may prove useful in connection with financing the capital needs of the Company, possible future acquisitions and mergers, employee incentive or compensation plans, or other purposes. The authorization of additional shares of Preferred Stock will enable the Company to act promptly if appropriate circumstances arise which require the issuance of such shares. Although the Company has no present intention to issue any additional shares of Preferred Stock, the Company historically has financed its working capital requirements primarily through the issuance of debt and equity securities.

In establishing the terms of a series of Preferred Stock, the Board of Directors would be authorized to set, among other things, the number of shares, the dividend rate and preferences, the cumulative or non-cumulative nature of dividends, the redemption provisions, the sinking fund provisions, the conversion rights, the amounts payable, and preferences, in the event of the voluntary or involuntary liquidation of the Company, and the voting rights in addition to those required by law. Such terms could include provisions prohibiting the payment of dividends on shares of any class of the Company's Common Stock or purchases by the Company of Common Stock in the event dividends or sinking fund payments on the Preferred Stock are in arrears. In the event of liquidation, the holders of Preferred Stock of each series may be entitled to receive an amount specified for such series by the Board of Directors before any payment could be made to the holders of Common Stock.

The authorization of new shares of Preferred Stock will not, by itself, have any effect on the rights of the holders of shares of Common Stock. Nonetheless, the issuance of one or more series of Preferred Stock could affect the holders of shares of the Common Stock in a number of respects, including the following: (a) if voting rights were granted to any newly issued series of Preferred Stock, the voting power of the Common Stock would be diluted, (b) the issuance of Preferred Stock could result in a dilution of earnings per share of the Common Stock, (c) dividends payable on any newly issued series of Preferred Stock would reduce the amount of funds available for payment of dividends on the Common Stock, (d) future amendments to the Company's Certificate of Incorporation affecting the Preferred Stock may require approval by the separate vote of the holders of the Preferred Stock or in some cases the holders of shares of one or more series of Preferred Stock (in addition to the approval of the holders of shares of the Common Stock) and
(e) the issuance of Preferred Stock could make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy consent or otherwise.

If the proposed amendment is approved by the stockholders, the first paragraph of Article IV of the Certificate of Incorporation of the Company will be amended to read as follows:

  "The total number of shares of stock which the Corporation shall have authority to issue is seven hundred ten million (710,000,000), consisting of twenty million (20,000,000) shares of Preferred Stock, par value $0.01 per share (hereinafter referred to as "Preferred Stock"), six hundred million (600,000,000) shares of Common Stock, par value $0.01 per share (hereinafter referred to as "Common Stock") and ninety million (90,000,000) shares of Class A Common Stock, par value $0.01 per share (hereinafter referred to as "Class A Common Stock")."

Approval of this amendment of our Certificate of Incorporation requires both
(i) the affirmative vote of a majority of the voting power represented by the outstanding shares of the Common Stock and the 8 1/4% Convertible Preferred Stock, voting together as a single class, and (ii) the affirmative vote of a majority in voting power represented by the outstanding 6.25% Convertible Preferred Stock, 12 3/4% Exchangeable Preferred Stock and 8 1/4% Convertible Preferred Stock, voting together as a single class.

The Board of Directors recommends a vote FOR the proposal to approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Preferred Stock from 10,000,000 to 20,000,000 shares.

3. Proposal to Approve the 2001 Stock Incentive Plan

At the Annual Meeting, the stockholders will be asked to approve the adoption of the 2001 Stock Incentive Plan (the "2001 Plan"), a copy of which is attached hereto as Appendix A. The 2001 Plan is a broad-based incentive plan that provides for granting incentive stock options, stock options that do not constitute incentive stock options, restricted stock awards, performance awards and phantom stock awards to our employees, directors and consultants. In contrast, our Amended and Restated 1995 Stock Option Plan (the "1995 Plan"), provides for granting only incentive stock options and non-statutory stock options to our employees, directors and consultants.

The Board of Directors adopted the 2001 Plan on May 2, 2001, subject to stockholder approval at the Annual Meeting. If the 2001 Plan is not approved by the stockholders of the Company at the Annual Meeting, then no awards will be granted under the 2001 Plan. The 2001 Plan is designed to enable CCIC and its affiliates to provide a means to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of CCIC and its affiliates rest, and whose present and potential contributions to CCIC and its affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of CCIC and its affiliates. A further purpose of the 2001 Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of CCIC and its affiliates. Accordingly, the 2001 Plan provides for the following:

  . discretionary grants to employees of CCIC or its subsidiary corporations of stock options that constitute incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"); and

  . discretionary grants to employees, consultants, and directors of CCIC and its affiliates of (a) stock options that do not constitute Incentive Stock Options ("Non-statutory Stock Options"), (b) shares of Common Stock that are subject to restrictions on disposition and forfeiture to CCIC under certain circumstances ("Restricted Stock"),
      (c) shares of Common Stock, cash payments, or a combination thereof that may be earned based on the satisfaction of various performance measures ("Performance Awards"), and (d) shares of Common Stock, cash payments or a combination thereof which vest over a period of time ("Phantom Stock Awards").

No awards have been made under the 2001 Plan, and the amount of any benefits cannot be determined at this time. As of March 31, 2001, options for 5,526,269 shares of Common Stock remain available for future grants under the 1995 Plan, and options for 21,394,339 shares of Common Stock are currently outstanding and unexercised under the 1995 Plan, 8,541,141 of which shares are unvested. The weighted average exercise price for the outstanding options is $15.27 per share and the weighted average term until expiration is approximately 7.4 years. The 1995 Plan is our only other existing compensatory plan under which options or other awards relating to shares of Common Stock can currently be granted.

Below is a summary of the terms of the 2001 Plan that is qualified in its entirety by reference to the full text of the 2001 Plan which is attached to this Proxy Statement as Appendix A.

Number of Shares Subject to the 2001 Plan and Award Limits

The aggregate maximum number of shares of Common Stock that may be issued under the 2001 Plan will be 8,000,000 shares. The maximum number of shares of Common Stock that may be subject to options, Restricted Stock awards and Performance Awards denominated in shares of Common Stock granted to any one individual during the term of the Plan may not exceed the maximum number of shares of Common Stock issuable under the 2001 Plan. The limitations described in the preceding sentence may be adjusted upon a reorganization, stock split, recapitalization, or other change in CCIC's capital structure. The maximum amount of compensation that may be paid under all Performance Awards under the 2001 Plan denominated in cash (including the fair market value of any shares of Common Stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $1,000,000, and any payment due with respect to a Performance Award shall be paid no later than 10 years after the date of grant of such Performance Award.

Administration

The 2001 Plan will be administered by a committee (the "Committee") appointed by the Board that will be comprised solely of two or more non-employee directors who also qualify as "outside directors" (within the meaning assigned to such term under Section 162(m) of the Code). The Board has appointed the Compensation Committee to initially administer the 2001 Plan.

The Committee will have full authority, subject to the terms of the 2001 Plan, to establish rules and regulations for the proper administration of the 2001 Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award that shall be made and the other terms of the awards. When granting awards, the Committee will consider such factors as an individual's duties and present and potential contributions to CCIC's success and such other factors as the Committee in its sole discretion shall deem relevant. The Committee may also correct any defect or supply any omission or reconcile any inconsistency in the 2001 Plan or in any agreement relating to an award in the manner and to the extent it shall deem expedient to carry it into effect.

Eligibility

All employees, directors and consultants of CCIC and its affiliates are eligible to participate in the 2001 Plan. The selection of those employees, directors and consultants, from among those eligible, who will receive Incentive Stock Options, Non-statutory Stock Options, Restricted Stock awards, Performance Awards, Phantom Awards, or any combination thereof is within the discretion of the Committee. However, Incentive Stock Options may be granted only to employees of CCIC and its subsidiary corporations.

Term of 2001 Plan

The 2001 Plan will be effective as of June 5, 2001, the date of the CCIC 2001 annual stockholders' meeting, provided the 2001 Plan is approved by the stockholders of CCIC at such meeting. No further awards may be granted under the 2001 Plan after June 5, 2011, and the 2001 Plan will terminate thereafter once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the 2001 Plan at any time with respect to any shares of Common Stock for which awards have not theretofore been granted.

Stock Options

a. Term of Option. The term of each option will be as specified by the Committee at the date of grant but shall not be exercisable more than ten years after the date of grant. The effect of the termination of an optionee's employment, consulting relationship, or membership on the Board will be specified in the option contract that evidences each option grant.

b. Option Price. The option price will be determined by the Committee and, in the case of an Incentive Stock Option, will be no less than the fair market value of the shares on the date that the option is granted. The option price for Non-statutory Stock Options may be less than the fair market value of the shares on the date the option is granted.

c. Repricing Restrictions. Except for adjustments for certain changes in the Common Stock, the Committee may not, without the approval of the stockholders of CCIC, amend any outstanding option agreement that evidences an option grant to lower the option price (or cancel and replace any outstanding option agreement with an option agreement having a lower option price).

d. Special Rules for Certain Stockholders. If an Incentive Stock Option is granted to an employee who then owns, directly or by attribution under the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of CCIC or a subsidiary, then the term of the option will not exceed five years, and the option price will be at least 110% of the fair market value of the shares on the date that the option is granted.

e. Size Of Grant. Subject to the limitations described above under the section "Number of Shares Subject to the 2001 Plan and Award Limits," the number of shares for which an option is granted to an employee, director or consultant will be determined by the Committee.

f. Status of Options. The status of each option granted to an employee as either an Incentive Stock Option or a Non-statutory Stock Option will be designated by the Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be Non-statutory Stock Options. All options granted to any non-employee directors and consultants will be Non-statutory Stock Options.

g. Payment. The option price upon exercise may, at the discretion of the Committee, be paid by an optionee in cash, other shares of Common Stock owned by the optionee, or by a combination of cash and Common Stock. Additionally, stock appreciation rights may be granted to optionees in conjunction with stock options granted under the 2001 Plan. Stock appreciation rights give the holder, among other things, the right to a payment in cash, Common Stock, or a combination thereof, in an amount equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of the Common Stock on the exercise date over the option exercise price. The 2001 Plan also allows the Committee, in its discretion, to establish procedures pursuant to which an optionee may affect a cashless exercise of an option.

h. Option Agreement. All options will be evidenced by a written agreement containing provisions consistent with the 2001 Plan and such other provisions as the Committee deems appropriate. The terms and conditions of the respective option agreements need not be identical. The Committee may, with the consent of the participant, amend any outstanding option agreement in any manner not inconsistent with the provisions of the 2001 Plan, including amendments that accelerate the exercisability of the option.

i. Transferability. An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee's lifetime only by the employee or his or her guardian or legal representative. A Non-statutory Stock Option is not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, or with the consent of the Committee (as to certain family transfers, or otherwise).

Restricted Stock

a. Transfer Restrictions and Forfeiture Obligations. Pursuant to a Restricted Stock award, shares of Common Stock will be issued or delivered to the employee, director or consultant at the time the award is made without any payment to CCIC (other than for any payment amount determined by the Committee in its discretion), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares to CCIC as may be determined in the discretion of the Committee. The Committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on (i) the attainment of one or more performance measures established by the Committee that are based on (1) the price of a share of Common Stock, (2) CCIC's earnings per share, (3) CCIC's market share, (4) the market share of a business unit of CCIC designated by the Committee, (5) CCIC's sales, (6) the sales of a business unit of CCIC designated by the Committee,
(7) the net income (before or after taxes) of CCIC or any business unit of CCIC designated by the Committee, (8) the cash flow return on investment of CCIC or any of its business units designated by the Committee, (9) the earnings before or after interest, taxes, depreciation, and/or amortization of CCIC or any of its business units designated by the Committee, (10) the economic value added,
(11) the return on stockholders' equity achieved by CCIC, or (12) the total stockholders' return achieved by CCIC, (ii) the participant's continued employment or continued service as a director or consultant with CCIC and its affiliates for a specified period, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion or (iv) a combination of any of these factors. The performance measures may be made subject to adjustment for specified significant extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indices, and may be contingent upon future performance of CCIC or any affiliate, division or department thereof. Upon the issuance of shares of Common Stock pursuant to a Restricted Stock award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all the rights of a stockholder of CCIC with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. At the time of such award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock awards, including but not limited to rules pertaining to the effect of the termination of employment or service as a director or consultant of a recipient of Restricted Stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

b. Accelerated Vesting. The Committee may, in its discretion, fully vest any outstanding Restricted Stock award as of a date determined by the Committee, but the Committee may not take any action to vest a Restricted Stock award that has been granted to a covered employee (within the meaning of Treasury Regulation section 1.162-27(c)(2)) if such award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

c. Other Terms and Conditions. The Committee may establish other terms and conditions for the issuance of Restricted Stock under the 2001 Plan.

Performance Awards

a. Performance Period. The Committee may, in its sole discretion, grant Performance Awards under the 2001 Plan that may be paid in cash, Common Stock, or a combination thereof as determined by the Committee. At the time of the grant, the Committee will establish the maximum number of shares of Common Stock subject to, or the maximum value of, each Performance Award and the performance period over which the performance applicable to the award will be measured. A Performance Award will terminate if the recipient's employment or service as a director or consultant of CCIC and its affiliates terminates during the applicable performance period, except as otherwise determined by the Committee.

b. Performance Measures. The receipt of cash or Common Stock pursuant to a Performance Award will be contingent upon satisfaction by CCIC, or any affiliate, division or department thereof, of performance targets established by the Committee either (i) prior to the beginning of the performance period, or (ii) within 90 days after the beginning of the performance period if the outcome of the performance targets is substantially uncertain at the time the targets are established, but not later than the date that 25% of the performance period has elapsed. The performance targets may be made subject to adjustment for specified significant extraordinary items or events and may be absolute, relative to one or more other companies, or relative to one or more indices. The performance targets may be based upon (1) the price of a share of Common Stock, (2) CCIC's earnings per share, (3) CCIC's market share, (4) the market share of a business unit of CCIC designated by the Committee, (5) CCIC's sales, (6) the sales of a business unit of CCIC designated by the Committee,
(7) the net income (before or after taxes) of CCIC or any of its business units designated by the Committee, (8) the cash flow return on investment of CCIC or any business unit of CCIC designated by the Committee, (9) the earnings before or after interest, taxes, depreciation, and/or amortization of CCIC or any business unit of CCIC designated by the Committee, (10) the economic value added, (11) the return on stockholders' equity achieved by CCIC, (12) the total stockholders' return achieved by CCIC, or (13) a combination of any of the foregoing. The Committee may, in its sole discretion, provide for an adjustable Performance Award value based upon the level of achievement of performance measures and/or provide for a reduction in the value of a Performance Award during the performance period.

c. Payment. Following the end of the performance period, the Committee will determine and certify in writing the amount payable to the holder of the Performance Award, not to exceed the maximum number of shares of Common Stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such performance period. Payment may be made in cash, Common Stock or a combination thereof, as determined by the Committee. Such payment may be made in a lump sum or in installments as prescribed by the Committee. If a Performance Award covering shares of Common Stock is to be paid in cash, then such payment will be based on the fair market value of the Common Stock on the payment date.

d. Other Terms and Conditions. The Committee may establish other terms and conditions for Performance Awards under the 2001 Plan.

Phantom Stock Awards

a. Forfeiture. Phantom Stock Awards under the 2001 Plan are awards of Common Stock (or the fair market value thereof), or rights to receive amounts equal to share appreciation over a specific period of time. Such awards vest over a period of time established by the Committee, without satisfaction of any performance criteria or objectives. The Committee may, in its discretion, require payment or other conditions of the recipient of a Phantom Stock Award. A Phantom Stock Award will terminate if the recipient's employment or service as a director or consultant of CCIC and its affiliates terminates during the applicable vesting period, except as otherwise determined by the Committee.

b. Payment. Payment of a Phantom Stock Award may be made in cash, Common Stock, or a combination thereof. Payment may be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in cash will be based on the fair market value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, except as otherwise determined by the Committee.

c. Other Terms and Conditions. The Committee may establish other terms and conditions for Phantom Stock Awards under the 2001 Plan.

Corporate Change and Other Adjustments

The 2001 Plan provides that, upon a Corporate Change (as hereinafter defined), the Committee may accelerate the vesting of options, cancel options and cause CCIC to make payments in respect thereof in cash, or adjust the outstanding options as appropriate to reflect such Corporate Change (including, without limitation, adjusting an option to provide that the number and class of shares of Common Stock covered by such option will be adjusted so that the option will thereafter cover securities of the surviving or acquiring corporation or other property (including cash) as determined by the Committee). Upon the occurrence of a Corporate Change, the Committee may adjust the outstanding Restricted Stock awards as appropriate to reflect such Corporate Change or fully vest such outstanding Restricted Stock awards and, upon such vesting, all restrictions applicable to such Restricted Stock will terminate. Further, upon the occurrence of a Corporate Change, the Committee may adjust the outstanding Performance Awards or Phantom Stock Awards as appropriate to reflect such Corporate Change, or cancel any of such outstanding awards and cause CCIC to make payments in respect thereof in cash, which payments shall be prorated in the event that the applicable performance or vesting period with respect to such awards has not been completed. The 2001 Plan provides that a Corporate Change occurs (i) if CCIC is dissolved and liquidated, (ii) if CCIC is not the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity), (iii) if CCIC sells, leases or exchanges all or substantially all of its assets, (iv) if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of CCIC's voting stock, or (v) if after one or more contested elections of directors which may take place over any thirty-month period, the persons who were directors before any of such elections cease to constitute a majority of the Board.

The maximum number of shares that may be issued under the 2001 Plan and the maximum number of shares that may be issued to any one individual and the other individual award limitations, as well as the number and price of shares of Common Stock or other consideration subject to an award under the 2001 Plan, will be appropriately adjusted by the Committee in the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after an award is granted.

Amendments

The Board may from time to time amend the 2001 Plan; however, any change that would impair the rights of a participant with respect to an award theretofore granted will require the participant's consent. Further, without the prior approval of the stockholders of CCIC, the Board may not amend the 2001 Plan to change the class of eligible individuals, increase the number of shares of Common Stock that may be issued under the 2001 Plan, or amend or delete the provisions of the 2001 Plan that prevent the Committee from amending any outstanding option agreement to lower the option price (or cancel and replace any outstanding option agreement with an option agreement having a lower option price).

Federal Income Tax Aspects of the 2001 Plan

The following discussion summarizes certain material U.S. Federal income tax consequences to CCIC and U.S. holders with respect to the acquisition, ownership, exercise or disposition of awards which may be granted under the 2001 Plan. The discussion is based upon the provisions of the Code and the regulations and rulings promulgated thereunder, all of which are subject to change (possibly with retroactive effect) or different interpretations. This summary reflects generally contemplated consequences and does not purport to deal with all aspect of U.S. Federal income taxation that may be relevant to an individual award holder's situation, nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Incentive Stock Options. Incentive Stock Options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an Incentive Stock Option if the optionee does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "holding period"). In such event, CCIC would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee's alternative minimum taxable income for the year in which such exercise occurs. However, if the optionee exercises an Incentive Stock Option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

Upon disposition of the shares received upon exercise of an Incentive Stock Option after the holding period, any appreciation of the shares above the exercise price should constitute long-term capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Code as discussed below, CCIC may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

Non-statutory Stock Options and Stock Appreciation Rights. As a general rule, no federal income tax is imposed on the optionee upon the grant of a Non-statutory Stock Option (whether or not including a stock appreciation right), and CCIC is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Non-statutory Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a stock appreciation right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon the exercise of a Non-statutory Stock Option or a stock appreciation right, and subject to the application of Section 162(m) of the Code as discussed below, CCIC may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares received upon exercise of a Non-statutory Stock Option or a stock appreciation right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of an option or a stock appreciation right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and CCIC's tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Non-statutory Stock Option or stock appreciation right.

Restricted Stock. The recipient of a Restricted Stock award will not realize taxable income at the time of grant, and CCIC will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time, and, subject to Section 162(m) of the Code, CCIC will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by CCIC. Notwithstanding the foregoing, the holder of a Restricted Stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Stock award based on the fair market value of the shares of Common Stock on the date of the award, in which case (a) subject to Section 162(m) of the Code, CCIC will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by CCIC, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the Restricted Stock award and is irrevocable.

Performance Awards and Phantom Stock Awards. An individual who has been granted a Performance Award or a Phantom Stock Award generally will not realize taxable income at the time of grant, and CCIC will not be entitled to a deduction at that time. Whether a Performance Award or Phantom Stock Award is paid in cash or shares of Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m) of the Code as discussed below, CCIC will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of Common Stock either at the time the

Performance Award or the Phantom Stock Award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance Award or a Phantom Stock Award prior to the actual issuance of shares under the award will be compensation income to the employee and, subject to the application of Section 162(m) of the Code as discussed below, deductible as such by CCIC.

Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations issued thereunder, CCIC's ability to deduct compensation income generated in connection with the exercise of stock options granted by the Committee under the 2001 Plan should not be limited by Section 162(m) of the Code. Further, CCIC believes that compensation income generated in connection with Performance Awards granted by the Committee under the 2001 Plan should not be limited by
Section 162(m) of the Code. The 2001 Plan has been designed to provide flexibility with respect to whether Restricted Stock awards granted by the Committee will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. Assuming no election is made under Section 83(b) of the Code, if the lapse of the forfeiture restrictions relating to a Restricted Stock award granted by the Committee is based solely upon the satisfaction of one of the performance criteria set forth in the 2001 Plan, then CCIC believes that the compensation expense deduction relating to such an award should not be limited by Section 162(m) of the Code if the Restricted Stock becomes vested. However, compensation expense deductions relating to Restricted Stock awards granted by the Committee will be subject to the Section 162(m) deduction limitation if the Restricted Stock becomes vested based upon any other criteria set forth in such award (such as the occurrence of a change of control or vesting based upon continued service with CCIC). Compensation income generated in connection with Phantom Stock Awards under the 2001 Plan will be subject to the Section 162(m) deduction limitation.

The 2001 Plan is not qualified under Section 401(a) of the Code. Based upon current law and published interpretations, CCIC does not believe that the 2001 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the 2001 Plan. No consideration has been given to the effects of state, local, or other tax laws on the 2001 Plan or award recipients.

Parachute Payment Sanctions. Certain provisions of the Plan or provisions included in an award agreement may afford a recipient special protections or payments which are contingent on a change in the ownership or effective control of CCIC or in the ownership of a substantial portion of CCIC's assets. To the extent triggered by the occurrence of any such event, these special protections or payments may constitute "parachute payments" that, when aggregated with other parachute payments received by the recipient, if any, could result in the recipient receiving "excess parachute payments" (a portion of which would be allocated to those protections or payments derived from the award). CCIC would not be allowed a deduction for any such excess parachute payments, and the recipient of the payments would be subject to a nondeductible 20% excise tax upon such payments in addition to income tax otherwise owed.

The Board of Directors recommends a vote FOR the proposal to approve the 2001 Stock Incentive Plan.

4. Ratification of Appointment of Independent Public Accountants

The Audit Committee of the Board has recommended that KPMG LLP continue to serve as CCIC's independent public accountants for 2001. KPMG LLP has served as CCIC's independent public accountants since 1995.

We expect a representative of KPMG LLP to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

Audit Fees. The aggregate fees, including out-of-pocket expenses, billed for professional services rendered by KPMG LLP for the audit of the Company's consolidated financial statements as of and for the year ended December 31, 2000, and the reviews of the Company's unaudited condensed consolidated interim financial statements as of March 31, 2000, June 30, 2000, and September 30, 2000 were $335,000.

Financial Information Systems Design & Implementation Fees. Aggregate fees received by KPMG LLP for designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole, totaled $47,000 for 2000.

All Other Fees. In addition to the fees described above, aggregate fees, including out-of-pocket expenses, of $1,898,000 were paid to KPMG LLP during the year ended December 31, 2000, primarily for the following professional services: tax-related services ($803,000); due diligence for acquisitions ($289,000); registration statements ($552,000); and statutory and other audits ($254,000).

The Board of Directors recommends a vote FOR ratification of the appointment of KPMG LLP as the Company's independent public accountants for the year 2001.

III. BOARD OF DIRECTORS

Nominees for Director
Class III--For a Term Expiring in 2004
--------------------------------------------------------------------------------

                  Randall A. Hack
                  Principal Occupation: Senior Managing Member, Nassau Capital
                  Age: 54
                  Director Since: 1997
[PHOTO OF RANDALL A. HACK]

                  Randall A. Hack was elected as a director of the Company in February 1997. Since January 1995, Mr. Hack has been a Senior Managing Member of Nassau Capital L.L.C., an investment management firm which he founded in 1995. From 1990 to 1994, he was the President and Chief Executive Officer of Princeton University Investment Company, which manages Princeton
University's $8 billion endowment. Mr. Hack also serves on the Board of Directors of several private companies.
--------------------------------------------------------------------------------
                  Edward C. Hutcheson, Jr.
                  Principal Occupation: Private Investments; Consulting
                  Age: 55
                  Director Since: 1995
[PHOTO OF EDWARD C. HUTCHESON, JR.]

                  Edward C. Hutcheson, Jr. has served as a director of CCIC from January 1995 until February 1999 and from July 1999 until the present. Mr. Hutcheson co-founded CCIC in 1994 and served as Chief Executive Officer from its inception to March 1997. Since February 2000, Mr. Hutcheson has been involved in private investment activities and has provided consulting services to private companies seeking capital. From March 1997 until February 2000, he served in several capacities with Pinnacle Global Group, Inc., a publicly owned financial services company, and its predecessor private companies. He served as Chief Operating Officer of the Pinnacle holding company and was a Principal of the merchant banking subsidiary of Pinnacle. During 1994, he was involved in private investment activities leading to the creation of the predecessor to CCIC. From 1987 through 1993, he served in senior management roles with Baroid Corporation, a publicly owned petroleum services company. His positions included President, Chief Operating Officer and a director of the Baroid holding company from 1990 through 1993. Mr. Hutcheson also serves on the board of directors of Trico Marine Services, Titanium Metals Corporation, Pinnacle Management & Trust Co. and Sanders Morris Harris.

                  J. Landis Martin
                  Principal Occupation: President and CEO, NL Industries,
                  Inc.;

                  Chairman and CEO, Titanium Metals Corporation
[PHOTO OF J. LANDIS MARTIN]
                  Age: 55
                  Director Since: 1995

                  J. Landis Martin has been a director of CCIC from 1995 through November 1998 and November 1999 to the present. Mr. Martin has been Chairman and CEO of Titanium Metals Corporation ("Timet") (an integrated producer of titanium metals) since January 1995. Mr. Martin has served as President and Chief Executive Officer of NL Industries, Inc.
("NL"), a manufacturer and marketer of titanium dioxide chemicals, since 1987 and as a director since 1986. Mr. Martin has served as Chairman of Tremont Corporation ("Tremont"), a holding company which primarily owns stock in Timet and NL, since 1990 and as Chief Executive Officer and a director of Tremont since 1988. From 1990 until its acquisition by Dresser Industries, Inc. ("Dresser") in 1994, Mr. Martin served as Chairman of the Board and Chief Executive Officer of Baroid Corporation. In addition to Tremont and NL, Mr. Martin is a director of Halliburton Company which is engaged in the petroleum services, hydrocarbon processing and engineering industries, Apartment Investment Management Corporation, a real estate investment trust, and Special Metals Corporation, a producer of high performance nickel- based alloys and superalloys.

--------------------------------------------------------------------------------

                  Ted B. Miller, Jr.
                  Principal Occupation: Chairman and Chief Executive Officer of CCIC
                  Age: 49
                  Director Since: 1995

[PHOTO OF TED B. MILLER JR.]
                  Ted B. Miller, Jr. has been the Chief Executive Officer since November 1996, Chairman of the Board since May 1999, Vice Chairman of the Board from August 1997 to May 1999 and a director of CCIC since 1995. Mr. Miller co-founded CCIC in 1994. He was the President of CCIC from November 1996 to August 1997. Mr. Miller has been the Managing Director and
Chief Executive Officer of Crown Castle UK Holdings Limited (formerly known as Castle Transmission Services (Holdings) Ltd) ("CCUK"), a subsidiary of CCIC, since February 1997 and has served as Chairman of the Board of Directors of CCUK since August 1998. Prior to founding CCIC, Mr. Miller was involved in the commercial real estate business for 20 years.

Directors Continuing in Office
Class I--Term Expiring in 2002
--------------------------------------------------------------------------------

                  Lee W. Hogan
                  Principal Occupation: President and CEO, SFM Limited
                  Age: 56
                  Director Since: 2001

[PHOTO OF LEE W. HOGAN]

                  Lee W. Hogan was appointed as a director of CCIC in March 2001. Mr. Hogan was appointed President and CEO of SFM Limited in May 2001. Mr. Hogan served as an officer and director of Reliant Energy Inc. from 1990 to 2000. During his tenure at Reliant, Mr. Hogan served as vice chairman and as one of four members of The Office of the Chief Executive
Officer (OCEO), the principal management policy instrument of the company. In addition, he served as a member of the finance committee of Reliant's board of directors. Previously, Mr. Hogan served as CEO of Reliant's Retail Energy Group, president and CEO of Reliant's International Business Group (directing energy operations in Asia, Europe and Latin America), and in a variety of capacities for Reliant's Houston Lighting & Power subsidiary. Mr. Hogan was the founding president of The Greater Houston Partnership, a business advocacy organization, where he served from 1987 to 1990. During that same time, he was a member of the Board of St. Luke's Episcopal Hospital, M.D. Anderson Cancer Center Outreach Corporation, The Texas Medical Center and The Salvation Army. Mr. Hogan also served on the board of directors of Commonwealth Financial Group (from 1978 to 1985), GNI Incorporated (from 1985 to 1993) and Diamond Concrete Company (from 1978 to 1983).

--------------------------------------------------------------------------------

                  Robert F. McKenzie
                  Principal Occupation: COO, OneComm, Inc., Retired
                  Age: 57
                  Director Since: 1995
[PHOTO OF ROBERT F. MCKENZIE]

                  Robert F. McKenzie was elected as a director of CCIC in 1995. From 1990 to 1994, Mr. McKenzie was the Chief Operating Officer and a director of OneComm, Inc., a mobile communications provider that he helped found in 1990. From 1980 to 1990, he held general management positions with Northern Telecom, Inc. and was responsible for the marketing and support of its Meridian Telephone Systems and Distributed Communications networks to businesses throughout the Western United States. Mr. McKenzie also serves on the Board of Directors of Cordillera Communications Corporation and CO Space.

Directors Continuing in Office
Class II--Term Expiring in 2003
--------------------------------------------------------------------------------

                  David L. Ivy
                  Principal Occupation: Individual Investor
                  Age: 54
                  Director Since: 1997
[PHOTO OF DAVID L. IVY]

                  David L. Ivy was elected as a director of CCIC in June 1997. Mr. Ivy served as Vice Chairman--Global Mergers and Acquisitions of CCIC from March 2000 to September 2000 and as President of CCIC from August 1997 to March 2000. In addition, from October 1996 to August 1997, he served as Executive Vice President and Chief Financial Officer of CCIC.
From 1993 to 1995, Mr. Ivy was a senior executive with, and later the President and Chief Operating Officer of J.E. Robert Companies, where he managed a joint venture with Goldman, Sachs & Co. that was established to acquire distressed assets from financial institutions. From 1987 to 1993, Mr. Ivy served as Chairman of the Board of Directors of Interstate Realty Corporation.

--------------------------------------------------------------------------------

                  John P. Kelly
                  Principal Occupation: President and Chief Operating Officer
                  Age: 43
                  Director Since: 2000
[PHOTO OF JOHN P. KELLY]

                  John P. Kelly was elected as a director of CCIC in May 2000 and was appointed President and Chief Operating Officer of CCIC on March 31, 2000. Prior to that, he was the President of Crown Communication Inc. from December 1998. From January 1990 to July 1998, Mr. Kelly was the President and Chief Operating Officer of Atlantic Cellular Company L.P. From
December 1995 to July 1998, Mr. Kelly was also President and Chief Operating Officer of Hawaiian Wireless, Inc., an affiliate of Atlantic Cellular. He currently serves on the board of directors of the Personal Communications Industry Association and serves as the chairman of PCIA's Site Owners and Managers Alliance.

--------------------------------------------------------------------------------

                  William D. Strittmatter
                  Principal Occupation: Vice President of GE Capital and Managing Director--Telecommunications for the Structured Finance Group of GE Capital
                  Age: 44
                  Director Since: 1999
[PHOTO OF WILLIAM D. STRITTMATTER]

                  William D. Strittmatter has been a director of CCIC since November 1999. He is the Vice President of GE Capital and Managing Director--Telecommunications for the Structured Finance Group of GE Capital ("SFG"). Prior to his appointment as Managing Director--Telecommunications for SFG, Mr. Strittmatter was Managing Director and head of SFG's Commercial and Industrial financing business. Before that position, he was SFG's Chief Credit Officer. In that capacity, he was responsible for the worldwide credit and risk management functions of SFG's project and structured financing activities in the energy, infrastructure and industrial sectors. In addition, Mr. Strittmatter was responsible for managing SFG's investment portfolio of approximately $11 billion. Mr. Strittmatter joined GE Capital in 1982 holding various positions in finance, operations and marketing. From 1978 to 1980, Mr. Strittmatter was a CPA with the Rochester, NY office of the accounting firm Main Hurdman. Mr. Strittmatter is the nominee of GE Capital for election as a director of CCIC pursuant to the terms of CCIC's 8 1/4% Convertible Preferred Stock.

IV. INFORMATION ABOUT THE BOARD OF DIRECTORS

Meetings

During 2000, the Board held 7 regular meetings and 11 special meetings. All incumbent directors attended at least 80% of the total number of meetings of the Board and all committees on which they served.

Committees

The Board has four (4) standing committees: an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating Committee.

 . Audit Committee

Duties:

 .   Review with Company management and the independent public accountants:

  . the effectiveness and adequacy of CCIC's financial organization and system of internal controls

  . the effectiveness and scope of the policies regarding the Company's published financial statements and its financial reporting process

  .   significant changes in accounting policies

  .   potential financial risk exposures

 .   Recommend to the Board the selection and evaluation of independent public accountants

Members: Mr. Hack (Chair), Mr. Hutcheson and Mr. McKenzie--all independent directors

Number of Meetings in 2000: 4


 . Compensation Committee

Duties:

  . establish and monitor total compensation for the Company's executive officers

  .   review and approve compensation policies and practices

  .   administer awards under the Company's compensatory plans

  . review and make recommendations to the Board with regard to the Company's overall compensation philosophy and objectives

Members: Mr. Martin (Chair) and Mr. McKenzie--both independent directors


Number of Meetings in 2000: 3

 . Executive Committee

Duties:

  . acts in place of the Board in emergencies or in cases where immediate action is required and the full Board cannot be readily assembled

Members: Mr. Miller and Mr. Hack--Mr. Hack is an independent director.


Number of Meetings in 2000: 0

 . Nominating Committee

Duties:

  .   review and recommend candidates for director

  .   assess Board member performance

  .   review and approve director compensation policies

  .   monitor overall corporate governance

If a stockholder wishes to recommend a nominee for director, the recommendation should be sent in a timely manner to the Corporate Secretary at the address appearing on the notice of Annual Meeting (see "IX. Other Matters--Stockholder Proposals for 2002 Annual Meeting"). All recommendations should be accompanied by a complete statement of such person's qualifications and an indication of the person's willingness to serve. All serious recommendations will be considered by the Committee.


Members: Mr. McKenzie (Chair) and Mr. Hutcheson--both independent directors.

Number of Meetings in 2000: 1

Board Compensation and Relationships

 .   Compensation Plan. Effective May 25, 2000, the Board adopted a compensation arrangement for independent directors of CCIC.


 .   Retainer and Fees. Each independent director of CCIC receives an annual retainer of $20,000 paid quarterly and reimbursement of reasonable incidental expenses. Each independent director also receives $1,500 for each Board meeting attended ($500 if such meeting is held by conference call) and $1,500 for each Board committee meeting attended.


 .   Options. At the first Board meeting of each year, CCIC grants each independent director an option to purchase 15,000 shares of Common Stock pursuant to the

  Amended and Restated 1995 Stock Option Plan. In addition, each new independent director is granted 25,000 options upon such director's initial election or appointment to the Board. The exercise price of these options equals the fair market value of the shares at the close of business on the date of grant. The options have a 10-year life and are exercisable on the date of grant.

 .   Other Compensation. Management directors receive no additional compensation for their service as directors. No other remuneration is paid to directors. Independent directors do not participate in CCIC's employee benefit plans other than the Amended and Restated 1995 Stock Option Plan.

 .   Certain Relationships and Related Transactions. On November 19, 1999, GE
    Capital Structured Finance Group, or SFG, made a $200,000,000 strategic investment in CCIC in exchange for 200,000 shares of our 8 1/4% Convertible Preferred Stock and warrants to purchase 1,000,000 shares of our Common Stock. The warrants have an exercise price of $26.875 per share and are exercisable, in whole or in part, at any time for a period of five years following the issue date. The net proceeds of this investment were used to pay a portion of the purchase price for our transaction with GTE Wireless. The certificate of designation relating to the 8 1/4% Convertible Preferred Stock provides that so long as GE Capital or its permitted transferees hold at least 50% of such 8 1/4% Convertible Preferred Stock, GE Capital will have the right to designate one nominee to be a member of the Board of Directors of CCIC. William D. Strittmatter has served as a director of CCIC as the nominee of GE Capital since November 1999 and is also Vice President of GE Capital and Managing Director--Telecommunications for SFG.

  David L. Ivy, Director of CCIC, and Edward W. Wallander, President and Chief Operating Officer of Crown Castle USA Inc., are brothers-in-law.

V. EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is certain information relating to the current executive officers of the Company. Officers of the Company are elected annually. Biographical information with respect to Messrs. Miller and Kelly is set forth above under "III. Board of Directors."

Name                          Age                     Position
----                          ---                     --------
Ted B. Miller, Jr............  49 Chairman of the Board, Chief Executive Officer
John P. Kelly................  43 President and Chief Operating Officer
Charles C. Green, III........  54 Executive Vice President--Global Finance
George E. Reese..............  50 Executive Vice President--International
Alan Rees....................  57 Executive Vice President--Technology
E. Blake Hawk................  51 Executive Vice President and General Counsel
W. Benjamin Moreland.........  37 Senior Vice President, Chief Financial Officer
                                   and Treasurer
Edward W. Wallander..........  43 President and Chief Operating Officer, Crown
                                   Castle USA Inc.
Robert E. Giles..............  53 President and Chief Operating Officer, Crown
                                   Castle UK Limited
Peter G. Abery...............  53 Managing Director, Crown Castle Australia

Charles C. Green, III became Executive Vice President--Global Finance of CCIC in April 2000. Prior to that, he served as Executive Vice President and Chief Financial Officer of CCIC from September 1997. Mr. Green was the President and Chief Operating Officer of Torch Energy Advisors Incorporated, a major energy asset management and outsourcing company, from 1993 to 1995, and Vice Chairman of the board of directors and Chief Investment Officer from 1995 to 1996. From 1992 to September 1997, he was an officer, and later the Executive Vice President and Chief Financial Officer, of Bellwether Exploration Company, an oil and gas exploration and production company and an affiliate of Torch. From 1982 to 1992, Mr. Green was President, Chief Operating Officer and Chief Financial Officer of Treptow Development Company, a real estate development company. Mr. Green currently serves on the board of directors of Teletouch Communications, Inc. He has been a Chartered Financial Analyst since 1974.

George E. Reese was named Executive Vice President--International in May 1999. Mr. Reese was the Chief Financial Officer and Secretary of CCUK and each of its wholly owned subsidiaries from February 1997 to December 1999. He was a director of CCUK and each of its wholly owned subsidiaries until December 1999. Since April 1995, Mr. Reese has served as President of Reese Ventures, Inc., an international investment consulting firm, which he established in 1995. From 1972 to 1995, Mr. Reese was employed by Ernst & Young, L.L.P. where he was named Partner-In-Charge of the Houston office's energy department and was appointed Managing Partner of the firm's operations in the former Soviet Union. Mr. Reese was a founder of the Council on Foreign

Investment in Russia and was a founding member of the American Chamber of Commerce in Russia.

Alan Rees was appointed Executive Vice President--Technology for CCIC in April 2000. Prior to that, he served as the Chief Operating Officer of CCUK and each of its wholly owned subsidiaries from February 1997 and as President from December 1999. From 1994 to 1997, Mr. Rees served as the General Manager of Transmission for the broadcast transmission division of the BBC.

E. Blake Hawk has been Executive Vice President and General Counsel since February 1999. Mr. Hawk was an attorney with Brown, Parker & Leahy, LLP in Houston, Texas from 1980 to 1999 and became a partner with the firm in 1986. Mr. Hawk has been board certified in tax law by the Texas Board of Legal Specialization since 1984 and has been a Certified Public Accountant since 1976.

W. Benjamin Moreland was appointed Chief Financial Officer and Treasurer of CCIC in April 2000. Prior to that he served as Senior Vice President and Treasurer of CCIC and its domestic subsidiaries from October 1999. Mr. Moreland joined CCIC following 15 years with Chase Manhattan Bank, primarily in corporate finance and real estate investment banking. He is responsible for all treasury functions, banking relationships and general corporate financing activities for CCIC.

Edward W. Wallander became President and Chief Operating Officer of Crown Castle USA in April 2000. Prior to that he served as Senior Vice President and Chief Information Officer of CCIC from April 1998. From August 1990 to April 1998, Mr. Wallander worked for PNC Bank in various capacities including Senior Vice President and Chief Operating Officer of PNC Brokerage Corp. Prior to PNC Bank, Mr. Wallander was a commercial real estate lender with Mellon Bank, N.A. and a Certified Public Accountant for Ernst & Young, L.L.P.

Robert E. Giles was named President and Chief Operating Officer of CCUK in April 2000. Prior to that he served as Executive Vice President & Chief Commercial Officer for CCUK from December 1999. Mr. Giles has 27 years experience in the commercial real estate, banking, and energy sectors. Prior to joining Crown Castle, Mr. Giles was President of Title Network, Ltd., a real estate services firm that he owned in partnership with Goldman Sachs.

Peter Abery was appointed Managing Director of Crown Castle Australia Holdings Pty Ltd. ("CCAL") and its subsidiary, Crown Castle Australia Pty Ltd., in February 2000. Mr. Abery was formerly Managing Director of Vodafone Network in Australia. Prior to joining Vodafone, Mr. Abery held various positions with Telstra including Managing Director of Industry Services for Domestic Wholesale Business and Director of Strategy. Mr. Abery has a Master of Science in Electrical Engineering, an MBA, and he attended the International Senior Manager Program at Harvard Business School.

VI. SECURITY OWNERSHIP OF CCIC

Management Ownership

The table below shows the beneficial ownership as of April 16, 2001 of our capital stock by each of the directors and executive officers of CCIC and all directors and executive officers as a group. This table also gives effect to shares that may be acquired pursuant to options, warrants or convertible stock within 60 days after April 16, 2001.

                                                           Shares Beneficially
                                                                  Owned
                                                          ---------------------
  Executive Officers and Directors(a)     Title of Class    Number   Percent(b)
  -----------------------------------    ---------------- ---------- ----------
Ted B. Miller, Jr....................... Common Stock(c)   4,907,995    2.54
John P. Kelly(d)........................ Common Stock(e)     623,608       *
Alan Rees(f)............................ Common Stock(g)     858,229       *
George E. Reese......................... Common Stock(h)   1,219,202       *
Charles C. Green, III................... Common Stock(i)   1,272,469       *
E. Blake Hawk........................... Common Stock(j)     323,578       *
W. Benjamin Moreland.................... Common Stock(k)     120,407       *
Robert E. Giles(l)...................... Common Stock(m)     207,110       *
Edward W. Wallander(n).................. Common Stock(o)     155,680       *
Peter G. Abery (p)...................... Common Stock(q)       4,619       *
Carl Ferenbach(r)....................... Common Stock(s)   1,179,302       *
Randall A. Hack(t)...................... Common Stock(u)     176,780       *
Lee W. Hogan(v)......................... Common Stock(w)      25,000       *
Edward C. Hutcheson, Jr.(x)............. Common Stock(y)     135,916       *
David L. Ivy(z)......................... Common Stock(aa)  1,706,813       *
J. Landis Martin(bb).................... Common Stock(cc)    127,786       *
Robert F. McKenzie(dd).................. Common Stock(ee)    185,938       *
William D. Strittmatter(ff)............. Common Stock(gg)  8,461,860    4.38
Directors and Executive Officers as a
 group
 (18 persons total)..................... Common Stock(hh) 21,692,292   11.09

---------
 * Less than 1%
(a) Except as otherwise indicated, the address of each person in this table is c/o Crown Castle International Corp., 510 Bering Drive, Suite 500, Houston, Texas 77057.
(b) Pursuant to SEC rules, Common Stock percentages are based on the number of outstanding securities, but exclude the 15,597,783 shares of Common Stock held by Crown Atlantic Holding Company LLC and the 5,063,731 shares of Common Stock held by Crown Castle GT Holding Company LLC.
(c) Includes options for 4,712,341 shares of Common Stock. A trust for the benefit of Mr. Miller's children holds 99,995 shares of Common Stock.
(d) Mr. Kelly's principal business address is c/o Crown Castle International Corp., 375 Southpointe Blvd., Canonsburg, Pennsylvania 15317.

(e) Includes options for 622,598 shares of Common Stock.
(f) Mr. Rees is the Executive Vice President--Technology of CCIC, and his principal business address is c/o Crown Castle UK Limited, Warwick Technology Park, Heathcote Lane, Warwick CV346TN, United Kingdom.
(g) Represents options for 858,229 shares of Common Stock.
(h) Includes options for 1,039,202 shares of Common Stock.
(i) Represents options for 1,272,469 shares of Common Stock.
(j) Represents options for 323,578 shares of Common Stock.
(k) Represents options for 120,407 shares of Common Stock.
(l) Mr. Giles is the President and Chief Operating Officer of Crown Castle UK Limited, and his principal business address is Warwick Technology Park, Heathcote Lane, Warwick CV346TN, United Kingdom.
(m) Represents options for 207,110 shares of Common Stock.
(n) Mr. Wallander is the President and Chief Operating Officer of Crown Castle USA, Inc., and his principal business address is 375 Southpointe Blvd., Canonsburg, Pennsylvania 15317.
(o) Represents options for 155,680 shares of Common Stock.
(p) Mr. Abery is the Managing Director of Crown Castle Australia, and his principal business address is c/o Crown Castle Australia, Level 1, 754 Pacific Highway, Chatswood, Australia NSW 2067.
(q) Represents options for 4,619 shares of Common Stock.
(r) Mr. Ferenbach's principal business address is c/o Berkshire Partners LLC, One Boston Place, Suite 3300, Boston, Massachusetts 02108.
(s) Includes options for 60,000 shares of Common Stock and 1,119,302 shares of Common Stock beneficially owned by members of the Berkshire Group. Mr. Ferenbach disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.
(t) Mr. Hack's principal business address is c/o Nassau Capital LLC, 22 Chambers St., Princeton, New Jersey 08542.
(u) Includes options for 60,000 shares of Common Stock and warrants for 50,000 shares of Common Stock held by the Nassau entities. Mr. Hack disclaims beneficial ownership of the shares of Common Stock represented by such warrants held by the Nassau entities.
(v) Mr. Hogan's principal business address is 5312 Bayou Glen, Houston, Texas 77056.
(w) Represents options for 25,000 shares of Common Stock.
(x) Mr. Hutcheson's principal business address is 5599 San Felipe, Suite 555, Houston, Texas 77056.
(y) Includes options for 35,000 shares of Common Stock. A trust for the benefit of Mr. Hutcheson's children holds 10,000 shares of Common Stock.

(z) Mr. Ivy's principal business address is 5110 San Felipe #393W, Houston, Texas 77056.

(aa) Represents options for 1,706,813 shares of Common Stock.
(bb) Mr. Martin's principal business address is c/o Timet Corporation, 1999 Broadway, Suite 4300, Denver, Colorado 80202.
(cc) Includes options for 30,000 shares of Common Stock and warrants for 8,000 shares of Common Stock. A trust for the benefit of Mr. Martin's children holds 2,000 shares of Common Stock.
(dd) Mr. McKenzie's principal business address is P. O. Box 1133, 1496 Bruce Creek Road, Eagle, Colorado 81631.
(ee) Includes options for 139,375 shares of Common Stock.
(ff) William D. Strittmatter's principal business address is c/o GE Capital, 120 Long Ridge Road, Stamford, Connecticut 06927.

(gg) Represents options for 20,000 shares of Common Stock held by GE Capital, warrants for 1,000,000 shares of Common Stock held by GE Capital and 7,441,860 shares of Common Stock issuable upon conversion of the 200,000 shares of 8 1/4% Convertible Preferred Stock held by GE Capital.
     Mr. Strittmatter disclaims beneficial ownership of such shares.

(hh) Includes options for 11,392,421 shares of Common Stock and warrants for 1,058,000 shares of Common Stock.

Other Security Ownership

The following is a tabulation as of April 16, 2001of those stockholders of CCIC who own beneficially in excess of 5% of each class of CCIC voting securities.

                                                         Shares Beneficially
                                                                Owned
                                                        ---------------------
        Beneficial Owner             Title of Class       Number   Percent(a)
        ----------------         ---------------------- ---------- ----------
Janus Capital Corporation(b).... Common Stock           21,919,787    11.35
 100 Fillmore Street
 Denver, Colorado 80206-4923

Capital Research and Management
 Company(c)..................... Common Stock           18,501,970     9.58
 333 South Hops Street
 Los Angeles, California 90071

Salomon Brothers International
 Limited(d)..................... Common Stock           17,713,536     9.17
 Victoria Plaza
 111 Buckingham Palace Road
 London, England SW1W OSB

Crown Atlantic Holding Company
 LLC(e)......................... Common Stock           15,597,783     7.47
 375 Southpointe Blvd.
 Canonsburg, PA 15317

Goldman Sachs Asset
 Management(f).................. Common Stock           12,893,079     6.68
 10 Hanover Square
 New York, NY 10005

General Electric Capital
 Corporation(g)................. 8 1/4% Cumulative         200,000   100.00
 120 Long Ridge Road             Convertible Redeemable
 Stamford, CT 06927              Preferred Stock

---------
(a) Pursuant to SEC rules, Common Stock percentages are based on the number of outstanding securities, but exclude the 15,597,783 shares of Common Stock held by Crown Atlantic Holding Company LLC and the 5,063,731 shares of Common Stock held by Crown Castle GT Holding Company LLC, unless otherwise indicated.
(b) Based on an amendment to Schedule 13G filed on February 15, 2001, Janus Capital Corporation reports sole voting and dispositive power with respect to all such shares as a result of acting as investment advisor to various investment companies and institutional clients. The Schedule 13G states that Janus Capital does not have the right to receive dividends from, or the proceeds from the sale of, the shares held by such entities and disclaims any ownership associated with such rights. The Schedule

   13G also indicates that Thomas H. Bailey, president and chairman of the board and 12.2% equity owner of Janus Capital, may be deemed to have the power to exercise or direct the voting and/or dispositive power that Janus Capital may have over such shares. Mr. Bailey specifically disclaims beneficial ownership over such shares in the Schedule 13G. The number of shares reported by Janus Capital Corporation includes 1,966,055 shares of Common Stock which may result from the assumed conversion of 1,450,000 shares of the Company's 6.25% Convertible Preferred Stock. Percentage ownership shown is based on the number of shares of Common Stock outstanding as of April 16, 2001 rather than February 15, 2001.
(c) Based on an amendment to Schedule 13G filed on February 12, 2001, Capital Research and Management Company reports sole dispositive power with respect to all such shares as a result of acting as investment advisor to various investment companies. The Schedule 13G states that Capital
    Research and Management disclaims beneficial ownership of such shares pursuant to Rule 13d-4. The number of shares reported by Capital Research and Management includes 1,369,460 shares of Common Stock which may result from the assumed conversion of 1,010,000 share of the Company's 6.25% Convertible Preferred Stock. Percentage ownership shown is based on the number of shares of Common Stock outstanding as of April 16, 2001 rather than February 12, 2001.
(d) Based upon an amendment to Schedule 13D filed on January 23, 2001, Salomon Brothers International Limited ("SBIL"), Salomon Brothers Europe Limited ("SBEL"), Salomon International LLC ("SI"), Salomon Brothers Holding Company Inc. ("SBHC"), Salomon Smith Barney Holdings Inc. ("SSBH"), and Citigroup Inc. each report shared voting and dispositive power with respect to the 17,713,536 shares (the "Covered Shares"). In addition, the
    Schedule 13D indicates shared voting and dispositive of an additional 160,968 shares of Common Stock by SBHC, reflecting securities beneficially owned by certain other subsidiaries of SBHC (including securities convertible into Common Stock). The Schedule 13D also indicates shared voting and dispositive of an additional 246,710 shares of Common Stock by each of SSBH and Citigroup Inc., reflecting securities beneficially owned by certain other subsidiaries of SSBH and Citigroup Inc. (including securities convertible into Common Stock).
  The Schedule 13D states that on July 5, 2000, SBIL purchased the Covered Shares from Transmission Future Networks B.V. ("TFN"), a wholly-owned indirect subsidiary of France Telecom S.A. ("FT"). The acquisition of the shares was made in connection with the disposition by FT and its affiliates (including TFN) of their interests in the Company and its affiliates, in accordance with a letter of undertakings between FT and the United Kingdom Secretary of State for Trade and Industry.
  Pursuant to a Disposition Agreement, dated as of May 17, 2000 and amended as of June 5, 2000 (the "Disposition Agreement"), among the Company, CCUK, FT, TFN, Telediffusion de France International S.A. and SBIL, SBIL has agreed, subject to certain exceptions, not to dispose of the Covered Shares prior to June 8, 2001. Following such date, TFN is entitled, pursuant to a Confirmation for Equity Swap Transaction, dated as of July 5, 2000 (the "Swap Agreement"), among TFN, FT and SBIL, to direct SBIL to dispose of the Covered Shares in a manner specified by TFN. Upon the occurrence of certain events of default with respect to FT or TFN or certain other contingencies, however, SBIL may sell the Covered Shares without TFN's direction. If the Covered Shares have not been disposed of prior to June 8, 2002 (subject to extension under certain circumstances set forth in the Disposition Agreement), the Company will be entitled to direct SBIL to dispose of any remaining Covered Shares. Pursuant to the Disposition Agreement, SBIL has granted an irrevocable proxy to each of the general counsel and associate general counsel of the Company to vote the Covered Shares in the same proportion as the votes cast by or on behalf of all other holders of Common Stock of the Company.
  By reason of their relationship, Citigroup, SSBH, SBHC, SI and SBEL may be deemed to share voting and dispositive power with respect to Common Stock owned by SBIL. In addition, by reason of certain provisions in the Disposition Agreement and the Swap Agreement described above, the Company may be deemed to share voting power with respect to the Covered Shares held by SBIL, and TFN, FT and the Company may be deemed to share dispositive power with respect to the Covered Shares held by SBIL. Percentage ownership shown is based on the number of shares of Common Stock outstanding as of April 16, 2001 rather than January 23, 2001.
(e) Crown Atlantic Holding Company LLC is a joint venture 56.9% owned by our subsidiary, CCA Investment Corp. and 43.1% owned by Bell Atlantic Mobile, Inc. (an indirect subsidiary of Verizon Communications, Inc.). The shares of Common Stock held by Crown Atlantic Holding Company LLC can not be voted and are not counted for quorum purposes pursuant to Delaware law so long as the shares are held by the joint venture. For purposes of this percentage ownership calculation, shares held by Crown Atlantic Holding Company LLC are included in the number of shares of Common Stock outstanding.
(f) Based on an amendment to Schedule 13G filed on February 12, 2001, Goldman Sachs Asset Management, a separate operating unit of Goldman, Sachs & Co., reports sole dispositive power with respect to all such shares and sole voting power with respect to 11,021,769 of such shares. The Schedule 13G states that such shares reflect the securities beneficially owned by the asset management unit of Goldman, Sachs & Co. Such asset management unit disclaims beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which it or its employees have voting or investment discretion, or both, and (ii) certain investment entities, of which its affiliate is the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than such asset management unit. Percentage ownership shown is based on the number of shares of Common Stock outstanding as of April 16, 2001 rather than February 12, 2001.
(g) Represents all outstanding 8 1/4% Convertible Preferred Stock. Such shares of Preferred Stock are convertible into an aggregate of 7,441,860 shares of Common Stock and vote with the Common Stock in proportion to the number of shares of Common Stock into which they are convertible. General
    Electric Capital Corporation also holds warrants to acquire 1,000,000 shares of Common Stock.

VII. EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and non-cash compensation paid by or incurred on behalf of CCIC to its Chief Executive Officer and certain other most highly paid executive officers for 1998, 1999 and 2000.

                                                     Number of
                                                     Securities
   Name and Principal          Salary      Bonus     Underlying      All Other
        Position         Year   ($)         ($)    Options (#)(a) Compensation ($)
   ------------------    ---- --------    -------- -------------- ----------------
Ted B. Miller, Jr....... 2000 $325,000    $325,000     362,420        $ 10,200(b)
 Chief Executive Officer 1999  325,000     325,000     595,219           9,600(b)
 and Chairman of the     1998  325,000     300,000   3,013,000              --
  Board

John P. Kelly........... 2000 $275,000    $206,250     205,086        $ 10,200(b)
 President and Chief     1999  235,000     176,250     423,431           8,827(b)
 Operating Officer and   1998  117,500(c)   73,462     500,000              --
 Director

Charles C. Green, III... 2000 $235,000    $176,300     122,764        $ 10,200(b)
 Executive Vice          1999  235,000     176,250     299,892           9,600(b)
  President              1998  235,000      56,250     940,000              --
 of Global Finance

George E. Reese......... 2000 $250,000    $187,500      91,203        $     --
 Executive Vice          1999  250,000     187,500     251,627              --
  President--            1998  250,000     187,500   1,205,000              --
 International

Robert E. Giles......... 2000 $250,000(d) $187,500      21,334        $ 28,242(d)
 President and Chief     1999   33,654      46,875     500,000              --
 Operating Officer, CCUK 1998       --          --          --              --

David L. Ivy............ 2000 $190,384(e) $121,260      84,079        $793,491(e)
 Vice Chairman--Global   1999  225,000     168,750     299,892              --
 Mergers and             1998  225,000     150,000   1,455,000              --
  Acquisitions
 and Director

---------
(a) All awards are for options to purchase the number of shares of Common Stock indicated.
(b) Represents amounts received pursuant to matching contributions made by the Company in accordance with the Company's 401K plan.
(c) Mr. Kelly began working for Crown Communication Inc. on July 6, 1998, at an annual salary of $235,000.
(d) Mr. Giles began working for CCUK on November 8, 1999 at an annual salary of $250,000. Amounts shown as Other Compensation represent certain relocation expenses paid by the Company.

(e) Mr. Ivy resigned as Vice Chairman of CCIC on September 20, 2000. Amounts shown as Other Compensation represent amounts paid pursuant to Mr. Ivy's Severance Agreement. See "VII. Executive Compensation--Termination and Change of Control Arrangements."

Option Grants in 2000

The following table provides details regarding stock options granted in 2000 to executive officers named in the Summary Compensation Table. In addition, in accordance with SEC rules, the hypothetical gains are shown that would exist for the respective options based on assumed rates of annual compounded growth in the stock price of 5% and 10% from the date the options were granted over the full option term. The actual value, if any, an executive may realize will depend on the spread between the market price and the exercise price on the date the options are exercised.

                                                                      Potential Realizable
                                                                        Value at Assumed
                                                                      Annual Rates of Stock
                                                                       Price Appreciation
                                      Individual Grants                for Option Term(a)
                         -------------------------------------------- ---------------------
                          Number of   % of Total
                         Securities    Options    Exercise
                         Underlying   Granted to  or Base
                           Options   Employees in  Price   Expiration
          Name           Granted (#) Fiscal Year   ($/Sh)     Date      5% ($)    10% ($)
          ----           ----------- ------------ -------- ---------- ---------- ----------
Ted B Miller, Jr........   125,000       2.3%     $31.8750   2/01/10  $2,505,752 $6,350,068
                           170,000       3.1       20.1880   2/02/10   2,158,341  5,469,660
                            13,143       0.2       39.7500   3/08/10     328,556    832,626
                            15,786       0.3       23.3750  12/20/10     232,061    588,087
                            38,441       0.7       30.8750  11/15/10     746,414  1,891,559


John P. Kelly...........   100,000       1.8%     $31.8750   2/01/10  $2,004,602 $5,080,054
                            75,226       1.4       20.1880   2/02/10     955,079  2,420,357
                             5,257       0.1       39.7500   3/08/10     131,417    333,038
                             7,891       0.1       23.3750  12/20/10     116,001    293,969
                            16,712       0.3       30.8750  11/15/10     324,499    822,344

Charles C. Green, III...    26,000       0.5%     $31.8750   2/01/10  $  521,196 $1,320,814
                            75,225       1.4       20.1880   2/02/10     955,066  2,420,325
                             4,819       0.1       39.7500   3/08/10     120,468    305,290
                             5,022       0.1       23.3750  12/20/10      73,825    187,088
                            11,698       0.2       30.8750  11/15/10     227,141    575,621

George E. Reese.........    26,000       0.5%     $31.8750   2/01/10  $  521,196 $1,320,814
                            34,466       0.6       20.1880   2/02/10     437,585  1,108,925
                             6,134       0.1       39.7500   3/08/10     153,341    388,597
                             7,891       0.1       23.3750  12/20/10     116,001    293,969
                            16,712       0.3       30.8750  11/15/10     324,499    822,344

Robert E. Giles.........     1,752       0.0%     $39.7500   3/08/10  $   43,797 $  110,991
                             2,870       0.1       23.3750  12/20/10      42,190    106,918
                            16,712       0.3       30.8750  11/15/10     324,499    822,344

David L. Ivy............    32,000       0.6%     $31.8750   2/01/10  $  641,473 $1,625,617
                            52,079       0.9       20.1880   2/02/10     661,201  1,675,614

---------
(a) The potential realizable value assumes a per-share market price at the time of the grant to be approximately equal to the exercise price with an assumed rate of appreciation of 5% and 10%, respectively, compounded annually for 10 years.

Aggregated Option Exercises in 2000 And Year-End Option Values

The following table details the December 31, 2000 year end estimated value of unexercised stock options of each of the executive officers named in the Summary Compensation Table. All unexercised options are to purchase the number of shares of Common Stock indicated.

                                                     Number of
                                                    Securities
                                                    Underlying
                                                    Unexercised    Value of Unexercised
                           Shares                Options at Year-  In-the-Money Options
                         Acquired on    Value         End (#)        at Year-End ($)
                          Exercise    Realized   Exercisable (E)/    Exercisable (E)/
          Name               (#)         ($)     Unexercisable (U) Unexercisable (U)(a)
          ----           ----------- ----------- ----------------- --------------------
Ted B. Miller, Jr.......        --   $        --   4,630,692(E)       $85,694,042(E)
                                                     309,947(U)         1,702,633(U)

John P. Kelly...........    31,955   $   753,048     582,766(E)       $ 7,328,853(E)
                                                     513,796(U)         4,418,407(U)

Charles C. Green, III...   263,493   $ 6,894,706   1,248,804(E)       $17,765,779(E)
                                                     100,359(U)           379,877(U)

George E. Reese.........   250,801   $ 7,216,969   1,015,538(E)       $16,526,856(E)
                                                     106,491(U)           386,931(U)

Robert E. Giles.........        --   $        --     207,111(E)       $ 2,316,128(E)
                                                     314,223(U)         3,475,956(U)

David L. Ivy............   557,158   $16,984,271   1,706,813(E)       $26,275,387(E)

---------
(a) The estimated value of unexercised in-the-money stock options held at the end of 2000 assumes a per-share fair market value of $27.063 and per-share exercise prices ranging from $0.40 to $23.375 as applicable.

Termination and Change of Control Arrangements

 .   Severance Agreements. Under severance agreements entered into with each of the executive officers named above in "V. Executive Officers of the Company", CCIC is required to provide severance benefits to these executive officers if they are terminated without cause (as defined in the severance agreements) or they terminate their employment with good reason (as defined in the severance agreements) (collectively, a "qualifying termination"). The severance agreements provide for enhanced severance benefits if the executive officers incur a qualifying termination within the two-year period following a change in control (as defined in the severance agreements). Upon a qualifying termination that does not occur during the change in control period, an eligible executive officer is entitled to:

  . a lump sum payment equal to two times the sum of his base salary and annual bonus,

  . continued coverage under specified welfare benefit programs for two years, and

  . immediate vesting of any outstanding options and restricted stock awards.

 Upon a qualifying termination during the change in control period, an eligible executive officer is entitled to:

  . receive a lump sum payment equal to three times the sum of his base salary and annual bonus,

  . continued coverage under specified welfare benefit programs for three years, and

  . immediate vesting of any outstanding options and restricted stock awards.


 .   Stock Options. All unvested stock options granted to executive officers vest upon a change in control. The accelerated vesting provisions relating to a change in control are contained in the individual stock option agreements.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors reviews, evaluates and establishes the salary levels of corporate executive officers and administers CCIC's stock option and other compensatory plans. The current members of the Committee are J. Landis Martin, Chairman, and Robert F. McKenzie. The following report presents the Committee's summary of CCIC's compensation programs and policies and describes the bases for compensation of CCIC's executive officers and its chief executive officer.


 .   Goals. The principal goals of CCIC's executive compensation policy are to provide competitive compensation opportunities to attract and retain qualified and productive executive employees; to motivate executives to meet and exceed corporate financial goals; and to create meaningful links between corporate performance, individual performance and rewards. It has been our traditional executive compensation policy that a significant portion of the compensation paid to the executive officers should be based on CCIC's results of operations and the growth in value of its equity. CCIC's executive officer compensation program is designed to align total executive officer compensation with stockholder interests. Specifically, the program:

  . incentivizes and rewards executive officers for sound business management and improvement in stockholder value

  . balances its components so that the accomplishment of short- and long-term operating and strategic objectives is encouraged and recognized

  . requires achieving objectives within a "high-performance" team environment

  . attracts, motivates and retains executive officers necessary for the long-term success of CCIC

 .   Compensation Program. CCIC's compensation program is designed to attract and retain skilled individuals who are seasoned industry professionals. CCIC competes with well-funded and established telecommunications companies for its talent.

 For the year 2000, as in prior years, the Compensation Committee reviewed the compensation programs of certain competitors and "peers" in similar industries. All of the companies used by the Compensation Committee as the peer group for evaluating our executive officer compensation offer base salary, stock options and bonuses.

 We believe that using stock options and performance-based bonuses matches executive officers' interests with those of the stockholders. The market price of our stock must increase in order for an executive officer to receive the value of a stock option. Therefore, our operating goals and individual incentives are targeted towards those activities that increase stockholder value. If CCIC does not perform, the options are of less value and performance-based bonuses are reduced.

 In our assessment of compensation levels, we take into consideration performance relative to the individual responsibilities of the executive officers and considerations of internal equity, as well as the financial performance of CCIC relative to its goals. The Committee also considers the competitiveness of the entire executive compensation package and each of its individual components. The Committee reviews CCIC's overall performance and each officer individually to determine salary and bonus adjustments and to determine stock awards.

 .   Salaries. The Committee approves the annual salaries for all executive officers of CCIC. The Committee reviews recommendations made by the Chief Executive Officer with regard to salary adjustments for executive officers other than himself, and then either approves or amends these recommended salary adjustments. The Committee independently reviews performance of the Chief Executive Officer and determines an appropriate salary based on the criteria set forth above, as well as input from outside compensation consultants and other sources. In 2000, the Committee retained the services of Towers Perrin to review CCIC's overall compensation packages for executives.

 .   Incentive Compensation. Each year, the Committee approves incentive bonuses for the executive officers of CCIC using similar methodologies to those employed in evaluating salaries for the executive officers. As in prior years, achievement of certain performance targets, such as the improvement of earnings before interest, taxes, depreciation and amortization, were used by the Committee in awarding bonuses for 2000. If performance goals are met, as they were in 2000, Mr. Miller and the other executive officers generally are eligible for cash bonuses approximating 50 to 100 percent of their base salaries.

 .   Stock Options. Executive officers are granted discretionary annual incentive stock options pursuant to the Amended and Restated 1995 Stock Option Plan. Throughout the year, the Committee reviews individual and corporate performance and makes stock option awards accordingly.

 In addition, we adopted in 1999 a discretionary option pool (the "Option Pool") of up to 1.29% of the purchase price or deal value for major acquisitions, mergers, new business initiatives and similar transactions that are consistent with our mission statement and long-term business plans. The options are granted by the Committee pursuant to the Amended and Restated 1995 Stock Option Plan. In general, these options are:

  .   granted subject to the closing of the applicable transaction

  . priced at the fair market value at the close of business one day prior to the public announcement of the applicable transaction

  . vested at the closing of the applicable transaction as to 33 1/3% of the option shares


  . vested as to the remaining options over five years with accelerated vesting, in tranches, if certain price performance criteria for the Common Stock are obtained

The Committee has determined to terminate the Option Pool if the proposed 2001 Stock Incentive Plan is approved by stockholders at the Annual Meeting.

 .   Compensation of the Chief Executive Officer. For 2000, the Committee set
    Mr. Miller's salary at $325,000 and granted a bonus of $325,000, the same salary and bonus paid to Mr. Miller in 1999. In addition, we granted Mr. Miller a non-qualified stock option to purchase 125,000 shares of common stock of the Company under the Amended and Restated 1995 Stock Option Plan having an exercise price equal to the fair market value of the stock on the date of grant ($24.69 per share). This option will vest in equal installments over a three-year period beginning on the date of the grant and has a term of ten (10) years. In determining the size of the option grants and the salary and bonus amounts, the Committee considered CCIC's strong performance in 2000, the market in which CCIC competes and Mr. Miller's contributions to corporate performance. Under the Option Pool, Mr. Miller also received options to purchase an aggregate of 237,370 shares of common stock at exercise prices ranging from $20.19 to $39.75 with regard to transactions of the Company announced during 2000.


 .   Summary. The Committee has considered the impact of Section 162(m) of the
    Code regarding the corporate limitations on deducting certain compensation expenses. It is the Committee's intent to adopt policies to obtain maximum tax deductibility of executive compensation consistent with providing motivational and competitive compensation which is truly performance-based. However, it is also the Committee's intent to balance the effectiveness of its plans and compensation policies against the materiality of any possible lost deductions.

 The Committee believes that CCIC's executive compensation policies and programs serve the interests of the stockholders and the Company effectively. We believe the various compensation programs are appropriately balanced to provide motivation for executives to contribute to CCIC's overall success and enhance the value of CCIC for the stockholders' benefit. When performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Committee will continue to monitor the effectiveness of CCIC's total compensation program and continue to make proposals where appropriate, in order to meet the current and future needs of CCIC.

                                             COMPENSATION COMMITTEE

                                             J. Landis Martin, Chairman


                                             Robert F. McKenzie

Stockholder Return Performance Presentation

The following chart compares the yearly percentage change in the cumulative stockholder return on CCIC's Common Stock against the cumulative total return of the NASDAQ Market Index and SIC Code Index (Communications Services, NEC) for the period commencing August 18, 1998 (the date the Company went public) and ending December 31, 2000.





                      COMPARISON OF CUMULATIVE TOTAL RETURN
                      OF ONE OR MORE COMPANIES, PEER GROUPS,
                     INDUSTRIAL INDEXES AND/OR BROAD MARKETS

                        PERFORMANCE GRAPH APPEARS HERE

                                             COMMUNICATIONS      NASDAQ
                                 CROWN         SERVICES,         MARKET
Fiscal Year Ending               CASTLE           NEC            INDEX
---------------------        -------------   --------------    ----------
 8/18/1998                       100.00            100.00        100.00
12/31/1998                       180.77            115.81        147.73
12/31/1999                       247.12            163.13        260.55
12/29/2000                       208.18             83.50        163.76

VIII. AUDIT COMMITTEE MATTERS

The Board has established an Audit Committee comprised entirely of independent directors, as defined in the rules and regulations of the New York Stock Exchange Listed Company Manual. Upon the recommendation of the Audit Committee and in compliance with the regulations of the NYSE, the Board has adopted an Audit Committee Charter setting forth the requirements for the composition of the Audit Committee, the qualifications of its members and the responsibilities of the Audit Committee. The Audit Committee Charter is set forth in Appendix B to this proxy statement.

In addition, in accordance with regulations promulgated by the SEC, the Audit Committee has issued the following report.

Audit Committee Report for the Year Ended December 31, 2000

To our Stockholders:

Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. On behalf of the Board of Directors, the Audit Committee, among other duties, monitors the Company's financial reporting processes and systems of internal control, the independence and the performance of the independent accountants, and the performance of the internal accountants.

Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has discussed with the independent accountants their evaluation of the accounting principles, practices and judgments applied by management, and the Committee has discussed any items required to be communicated to it by the independent accountants in accordance with standards established by the American Institute of Certified Public Accountants.

The Audit Committee has received from the independent accountants a letter describing any relationships with the Company that may bear on their independence and has discussed with the independent accountants the accountants' independence from the Company and its management. The Committee has reviewed the audit fees of the independent accountants. It has also reviewed non-audit services and fees to assure compliance with the Company's and the Committee's policies restricting the independent accountants from performing services that might impair their independence.

The Audit Committee discussed with the Company's independent accountants the overall scope of and plans for their audit. The Committee has met with the independent accountants, separately and together, with and without management present, to discuss the Company's financial reporting processes and internal controls. The Committee has reviewed significant audit findings prepared by the independent accountants and those prepared by the Company's staff, together with management's responses.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                             AUDIT COMMITTEE

                                             Randall A. Hack, Chairman
                                             Edward C. Hutcheson, Jr.
                                             Robert F. McKenzie

IX. OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires CCIC's directors and executive officers, and persons who own more than 10% of a registered class of CCIC's equity securities, to file with the SEC and the NYSE reports of ownership and changes in ownership of Common Stock and other equity securities of CCIC. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based on the review of copies of such reports furnished to us and written representations that no other reports were required, we believe that, during the 2000 fiscal year, all Section 16(a) filing requirements applicable to CCIC's executive officers, directors and greater than 10% beneficial owners were complied with except for (i) Edward C. Hutcheson, Jr. filed a Form 4 late for transactions which took place in February 2000 and March 2000, (ii) J. Landis Martin filed a Form 4 late for transactions which took place in August 2000 and December 2000, (iii) Carl Ferenbach filed a Form 4 late for transactions which took place in May 2000 and August 2000, and (iv) Telediffusion de France International S.A. filed a Form 4 late for transactions which took place in February 2000.

Stockholder Proposals for 2002 Annual Meeting

Stockholders wishing to have a proposal included in the Board's 2002 proxy statement must submit the proposal so that the secretary of CCIC receives it no later than January 9, 2002. Stockholders may make nominations for directors and introduce proposals or other business to be considered at the 2002 Annual Meeting provided such nominations and proposals are in accordance with CCIC's bylaws and involve proper matters for stockholder action. Such stockholder nominations and proposals and other business for the 2002 Annual Meeting must be received not less than 90 days (March 7, 2002) nor more than 120 days (February 5, 2002) before June 5, 2002 (which will then be the first anniversary of the preceding year's meeting) at CCIC's principal executive offices, 510 Bering, Suite 500, Houston, TX 77057; Attn: Corporate Secretary. The Board has determined that the Annual Meeting date for 2002 will be Wednesday, May 22, 2002. If the 2002 Annual Meeting is advanced by more than 30 days, or delayed by more than 90 days, from May 22, 2002, the nomination or proposal must be delivered not earlier than the 120th day prior to the 2002 Annual Meeting and not later than the later of the 90th day prior to the 2002 Annual Meeting or the 10th day following the announcement of the change in the 2002 Annual Meeting date. The notice of nominations for the election of directors must set forth certain information concerning the stockholder giving the notice and each nominee. A copy of the applicable bylaw provision may be obtained, without charge, upon written request to the Corporate Secretary.


The 2002 Annual Meeting is scheduled for Wednesday, May 22, 2002.

Expenses Relating to this Proxy Solicitation

CCIC will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, CCIC officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. CCIC also expects to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of CCIC stock and obtaining the proxies of those owners. CCIC has retained Mellon Investor Services LLC to assist in the solicitation of proxies. CCIC will pay the cost of such assistance, which is estimated to be $10,000, plus reimbursement for out-of-pocket fees and expenses.

The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, but not the exhibits. Requests for copies of such report should be directed to Donald J. Reid, Jr., Corporate Secretary, Crown Castle International Corp., 510 Bering Drive, Suite 500, Houston, Texas 77057. Copies of any exhibit to the Form 10-K will be forwarded upon receipt of a written request with respect thereto addressed to Mr. Reid.


The Board invites you to attend the Annual Meeting in person. If you are unable to do so, please sign, date and return the enclosed proxy promptly in the enclosed envelope, so that your shares will be represented at the meeting.

                                          By Order of the Board of Directors,
                                          /s/ Donald J. Reid, Jr.
                                          Donald J. Reid, Jr.
                                          Corporate Secretary

                                                                     Appendix A

                       CROWN CASTLE INTERNATIONAL CORP.

                           2001 STOCK INCENTIVE PLAN

                                  I. PURPOSE

  The purpose of the CROWN CASTLE INTERNATIONAL CORP. 2001 STOCK INCENTIVE PLAN (the "Plan") is to provide a means through which CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (the "Company"), and its Affiliates may attract able persons to enter the employ or to serve as Directors or Consultants of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Restricted Stock Awards, Performance Awards, and Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee, Consultant, or Director as provided herein.

                                II. DEFINITIONS

  The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

  (a) "Affiliate" means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

  (b) "Award" means, individually or collectively, any Option, Restricted Stock Award, Performance Award or Phantom Stock Award.

  (c) "Board" means the Board of Directors of the Company.

  (d) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

  (e) "Committee" means a committee of the Board that is selected by the Board as provided in Paragraph IV(a).

  (f) "Common Stock" means the common stock, par value $.01 per share, of the Company, or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph XI.

  (g) "Company" means Crown Castle International Corp., a Delaware corporation.

  (h) "Consultant" means any person who is not an employee or a Director and who is providing advisory or consulting services to the Company or any Affiliate.

  (i) "Corporate Change" shall have the meaning assigned to such term in Paragraph XI(c) of the Plan.

  (j) "Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

  (k) An "employee" means any person (including a Director) in an employment relationship with the Company or any Affiliate.

  (l) "Fair Market Value" means, as of any specified date, the mean of the high and low sales prices of the Common Stock reported by (i) the exchange or market upon which the Common Stock is publicly traded including the National Market System of NASDAQ or New York Stock Exchange, as applicable, on that date or
(ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date (or such other reporting service approved by the Committee); or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

  (m) "Immediate Family" means, with respect to a Participant, the Participant's spouse, children or grandchildren (including adopted children, stepchildren and grandchildren).

  (n) "Incentive Stock Option" means an incentive stock option within the meaning of section 422 of the Code

  (o) "1934 Act" means the Securities Exchange Act of 1934, as amended.

  (p) "Option" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options that do not constitute Incentive Stock Options to purchase Common Stock.

  (q) "Option Agreement" means a written agreement between the Company and a Participant with respect to an Option.

  (r) "Participant" means an employee, Consultant, or Director who has been granted an Award.

  (s) "Performance Award" means an Award granted under Paragraph IX of the Plan.

  (t) "Performance Award Agreement" means a written agreement between the Company and a Participant with respect to a Performance Award.

  (u) "Phantom Stock Award" means an Award granted under Paragraph X of the
Plan.

  (v) "Phantom Stock Award Agreement" means a written agreement between the Company and a Participant with respect to a Phantom Stock Award.

  (w) "Plan" means the Crown Castle International Corp. 2001 Stock Incentive Plan, as amended from time to time.

  (x) "Restricted Stock Agreement" means a written agreement between the Company and a Participant with respect to a Restricted Stock Award.

  (y) "Restricted Stock Award" means an Award granted under Paragraph VIII of the Plan.

  (z) "Rule 16b-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

  (aa) "Stock Appreciation Right" shall have the meaning assigned to such term in Paragraph VII(d) of the Plan.

                  III. EFFECTIVE DATE AND DURATION OF THE PLAN

  The Plan shall become effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within 12 months thereafter. Notwithstanding any provision in the Plan, no Option shall be exercisable and no Performance Award, Phantom Stock Award or Restricted Stock Award shall vest or become satisfiable prior to such stockholder approval. No further Awards may be granted under the Plan after 10 years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been exercised or expired, all Restricted Stock Awards granted under the Plan have vested or been forfeited, and all Performance Awards and Phantom Stock Awards have been satisfied or expired.

                               IV. ADMINISTRATION

  (a) Composition of Committee. The Plan shall be administered by a committee of, and appointed by, the Board that shall be comprised solely of two or more outside Directors (within the meaning of the term "outside directors" as used in section 162(m) of the Code and applicable interpretive authority thereunder and within the meaning of the term "Non-Employee Director" as defined in Rule 16b-3).

  (b) Powers. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which employees, Consultants or Directors shall receive an Award, the time or times when such Award shall be made, the type of Award that shall be made, the number of shares to be subject to each Option or Restricted Stock Award, the number of shares subject to or the value of each Performance Award, and the value of each Phantom Stock Award. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective employees, Consultants, or Directors, their present and potential contribution to the Company's success and such other factors as the Committee in its sole discretion shall deem relevant.

  (c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the agreement relating to each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.

          V. SHARES SUBJECT TO THE PLAN; AWARD LIMITS; GRANT OF AWARDS

  (a) Shares Subject to the Plan and Award Limits. Subject to adjustment in the same manner as provided in Paragraph XI with respect to shares of Common Stock subject to Options then outstanding, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 8,000,000 shares. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award or (ii) to the extent an Award denominated in shares of Common Stock is settled in cash. To the extent that an Award lapses or the rights of its holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award under the Plan. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Options, Restricted Stock Awards and Performance Awards denominated in shares of Common Stock granted to any one individual during the term of the Plan may not exceed the maximum number of shares of Common Stock issuable under the Plan (subject to adjustment in the same manner as provided in Paragraph XI with respect to shares of Common Stock subject to Options then outstanding), and the maximum amount of compensation that may be paid under all Performance Awards denominated in cash (including the Fair Market Value of any shares of Common Stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $1,000,000, and any payment due with respect to a Performance Award shall be paid no later than 10 years after the date of grant of such Performance Award. The limitations set forth in the preceding sentence shall be applied in a manner that will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced.

  (b) Grant of Awards. The Committee may from time to time grant Awards to one or more employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

  (c) Stock Offered. Subject to the limitations set forth in Paragraph V(a), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

                                VI. ELIGIBILITY

  Awards may be granted only to persons who, at the time of grant, are employees, Consultants, or Directors. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, an Option that is not an Incentive Stock Option, a Restricted Stock Award, a Performance Award, a Phantom Stock Award, or any combination thereof.

                               VII. STOCK OPTIONS

  (a) Option Period. The term of each Option shall be as specified by the Committee at the date of grant, but shall not be exercisable more than 10 years after the date of grant.

  (b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

  (c) Special Limitations on Incentive Stock Options. An Incentive Stock Option may be granted only to an individual who is employed by the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) at the time the Option is granted. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by such Participant or the Participant's guardian or legal representative.

  (d) Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. Each Option Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures satisfactory to the Committee with respect thereto. Further, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Common Stock or a combination of cash and shares of Common Stock equal in value to the excess of the Fair Market Value of the shares with respect to which the right to purchase is surrendered over the option price therefor ("Stock Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion may prescribe. In the case of any such Stock Appreciation Right that is granted in connection with an Incentive Stock Option, such right shall be exercisable only when the Fair Market Value of the Common Stock exceeds the price specified therefor in the Option or the portion thereof to be surrendered. The terms and conditions of the respective Option Agreements need not be identical. Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion thereof, may be exercisable).
  (e) Restrictions on Repricing of Options. Except as provided in Paragraph XI, the Committee may not, without approval of the stockholders of the Company, amend any outstanding Option Agreement to lower the option price (or cancel and replace any outstanding Option Agreement with Option Agreements having a lower option price).

  (f) Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Paragraph XI, (i) in the case of an Incentive Stock Option, such purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and
(ii) in the case of an Option that does not constitute an Incentive Stock Option, such purchase price may be less than the Fair Market Value of a share of Common Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

  (g) Stockholder Rights and Privileges. The Participant shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Participant's name.

  (h) Options and Rights in Substitution for Options Granted by Other Employers. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for options held by individuals providing services to corporations or other entities who become employees, Consultants, or Directors as a result of a merger or consolidation or other business transaction with the Company or any Affiliate.

                         VIII. RESTRICTED STOCK AWARDS

  (a) Forfeiture Restrictions To Be Established by the Committee. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance measures established by the Committee that are based on (1) the price of a share of Common Stock, (2) the Company's earnings per share, (3) the Company's market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company's sales, (6) the sales of a business unit of the Company designated by the Committee, (7) the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee, (8) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (9) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (10) the economic value added, (11) the return on stockholders' equity achieved by the Company, or (12) the total stockholders' return achieved by the Company, (ii) the Participant's continued employment with the Company or continued service as a Consultant or Director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (iv) a combination of any of the foregoing. The performance measures described in clause (i) of the preceding sentence may be subject to adjustment for specified significant extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indexes, and may be contingent upon future performance of the Company or any Affiliate, division, or department thereof. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee.

  (b) Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant. Unless provided otherwise in a Restricted Stock Agreement, the Participant shall have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or Director (by retirement, disability, death or otherwise) of a Participant prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award.

  (c) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

  (d) Committee's Discretion to Accelerate Vesting of Restricted Stock Awards. The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Participant pursuant to a Restricted Stock Award and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Subparagraph may vary among individual Participants and may vary among the Restricted Stock Awards held by any individual Participant. Notwithstanding the preceding provisions of this Subparagraph, the Committee may not take any action described in this Subparagraph with respect to a Restricted Stock Award that has been granted to a "covered employee" (within the meaning of Treasury Regulation section 1.162-27(c)(2)) if such Award has been designed to meet the exception for performance-based compensation under section 162(m) of the Code.

  (e) Restricted Stock Agreements. At the time any Award is made under this Paragraph VIII, the Company and the Participant shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical. Subject to the consent of the Participant and the restriction set forth in the last sentence of Subparagraph (d) above, the Committee may, in its sole discretion, amend an outstanding Restricted Stock Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan.

                             IX. PERFORMANCE AWARDS

  (a) Performance Period. The Committee shall establish, with respect to and at the time of each Performance Award, the number of shares of Common Stock subject to, or the maximum value of, the Performance Award and the performance period over which the performance applicable to the Performance Award shall be measured.

  (b) Performance Measures. A Performance Award shall be awarded to a Participant contingent upon future performance of the Company or any Affiliate, division, or department thereof during the performance period. The Committee shall establish the performance measures applicable to such performance either
(i) prior to the beginning of the performance period or (ii) within 90 days after the beginning of the performance period if the outcome of the performance targets is substantially uncertain at the time such targets are established, but not later than the date that 25% of the performance period has elapsed; provided such measures may be made subject to adjustment for specified significant extraordinary items or events. The performance measures may be absolute, relative to one or more other companies, or relative to one or more indexes. The performance measures established by the Committee may be based upon (1) the price of a share of Common Stock, (2) the Company's earnings per share, (3) the Company's market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company's sales, (6) the sales of a business unit of the Company designated by the Committee, (7) the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee, (8) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee,
(9) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (10) the economic value added, (11) the return on stockholders' equity achieved by the Company, (12) the total stockholders' return achieved by the Company, or (13) a combination of any of the foregoing. The Committee, in its sole discretion, may provide for an adjustable Performance Award value based upon the level of achievement of performance measures.

  (c) Awards Criteria. In determining the value of Performance Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate. The Committee, in its sole discretion, may provide for a reduction in the value of a Participant's Performance Award during the performance period.

  (d) Payment. Following the end of the performance period, the holder of a Performance Award shall be entitled to receive payment of an amount not exceeding the number of shares of Common Stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such performance period, as determined and certified in writing by the Committee. Payment of a Performance Award may be made in cash, Common Stock, or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. If a Performance Award covering shares of Common Stock is to be paid in cash, such payment shall be based on the Fair Market Value of the Common Stock on the payment date.

  (e) Termination of Award. A Performance Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to perform services as a Consultant or a Director for the Company and its Affiliates at all times during the applicable performance period, except as may be determined by the Committee.

  (f) Performance Award Agreements. At the time any Award is made under this Paragraph IX, the Company and the Participant shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Performance Award Agreements need not be identical.

                            X. PHANTOM STOCK AWARDS

  (a) Phantom Stock Awards. Phantom Stock Awards are rights to receive shares of Common Stock (or the Fair Market Value thereof), or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of Common Stock over a specified period of time, which vest over a period of time as established by the Committee, without satisfaction of any performance criteria or objectives. The Committee may, in its discretion, require payment or other conditions of the Participant respecting any Phantom Stock Award.

  (b) Award Period. The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which the Award shall vest with respect to the Participant.

  (c) Awards Criteria. In determining the value of Phantom Stock Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

  (d) Payment. Following the end of the vesting period for a Phantom Stock Award (or at such other time as the applicable Phantom Stock Award Agreement may provide), the holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Common Stock, or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in cash shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee.

  (e) Termination of Award. A Phantom Stock Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to perform services as a Consultant or a Director for the Company and its Affiliates at all times during the applicable vesting period, except as may be otherwise determined by the Committee.

  (f) Phantom Stock Award Agreements. At the time any Award is made under this Paragraph X, the Company and the Participant shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Phantom Stock Award Agreements need not be identical.

                     XI. RECAPITALIZATION OR REORGANIZATION

  (a) No Effect on Right or Power. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any Affiliate's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

  (b) Subdivision or Consolidation of Shares; Stock Dividends. The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

  (c) Recapitalizations and Corporate Changes. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Common Stock covered by an Award theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of

Common Stock then covered by such Award. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with one or more contested elections of Directors which may take place during any thirty month period, the persons who were Directors of the Company before any of such elections cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), no later than (x) 10 days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of Directors or (y) 30 days after a Corporate Change of the type described in clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Participant (subject to any restrictions or limitations in an agreement with a Participant), shall effect one or more of the following alternatives, which alternatives may vary among individual Participants and which may vary among Options held by any individual
Participant: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay (or cause to be paid) to each Participant an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, or (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), including, without limitation, adjusting an Option to provide that the number and class of shares of Common Stock covered by such Option shall be adjusted so that such Option shall thereafter cover securities of the surviving or acquiring corporation or other property (including, without limitation, cash) as determined by the Committee in its sole discretion.

  (d) Change of Control Value. For the purposes of clause (2) in Subparagraph
(c) above, the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or
(iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Subparagraph
(d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

  (e) Other Changes in the Common Stock. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph XI, such Award and any agreement evidencing such Award shall be subject to adjustment by the Committee at its sole discretion as to the number and price of shares of Common Stock or other consideration subject to such Award. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Awards granted to any one individual may be appropriately adjusted by the Committee, whose determination shall be conclusive. Notwithstanding the foregoing, except as otherwise provided by the Committee, upon the occurrence of a Corporate Change, the Committee, acting in its sole discretion without the consent or approval of any Participant, may require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Performance Awards and Phantom Stock Awards as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Performance Awards and Phantom Stock Awards and the Company shall pay (or cause to be paid) to each Participant an amount of cash equal to the maximum value of such Performance Award or Phantom Stock Award which, in the event the applicable performance or vesting period set forth in such Performance Award or Phantom Stock Award has not been completed, shall be multiplied by a fraction, the numerator of which is the number of days during the period beginning on the first day of the applicable performance or vesting period and ending on the date of the surrender, and the denominator of which is the aggregate number of days in the applicable performance or vesting period.

  (f) Stockholder Action. Any adjustment provided for in the above Subparagraphs shall be subject to any required stockholder action.

  (g) No Adjustments unless Otherwise Provided. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                   XII. AMENDMENT AND TERMINATION OF THE PLAN

  The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would impair the rights of a Participant with respect to an Award theretofore granted without the consent of the Participant, and provided, further, that the Board may not, without approval of the stockholders of the Company, (a) amend the Plan to increase the maximum aggregate number of shares that may be issued under the Plan or change the class of individuals eligible to receive Awards under the Plan, or (b) amend or delete Paragraph VII(e).

                              XIII. MISCELLANEOUS

  (a) No Right To An Award. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted an Option, a right to a Restricted Stock Award, a right to a Performance Award or a right to a Phantom Stock Award, or any other rights hereunder except as may be evidenced by an Award agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

  (b) No Employment/Membership Rights Conferred. Nothing contained in the Plan shall (i) confer upon any employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

  (c) Other Laws; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

  (d) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

  (e) Restrictions on Transfer. An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Paragraph VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, (iii) with respect to Awards of Options which do not constitute Incentive Stock Options, if such transfer is permitted in the sole discretion of the Committee, by transfer by a Participant to a member of the Participant's Immediate Family, to a trust solely for the benefit of the Participant and the Participant's Immediate Family, or to a partnership or limited liability company whose only partners or shareholders are the Participant and members of the Participant's Immediately Family, or
(iv) with the consent of the Committee.

  (f) Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to conflicts of laws principles thereof.

                                                                     Appendix B

                       CROWN CASTLE INTERNATIONAL CORP.
                            AUDIT COMMITTEE CHARTER

  The Audit Committee (the "Committee") is established by the Board of Directors for the purpose of assisting the Board of Directors in the discharge of its fiduciary responsibility to shareholders. The Committee's role is one of oversight, whereas the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. In its oversight capacity, the Committee is neither intended nor equipped to guarantee with certainty to the Board of Directors and the shareholders the accuracy and quality of the Company's financial statements and accounting practices. Proper accounting, reporting, and audit functions are a collaborative effort among internal and external professionals. In particular, the Committee should encourage procedures that promote accountability, sound systems of internal controls, appropriate allocation of human resources to the accounting and external auditing processes and effective relations with independent external auditors.

  In fulfillment of these objectives, the Committee assumes the following key responsibilities:

  1. Ensure that Company management has implemented policies and procedures identifying risks of the corporate finance function and that control mechanisms are adequate, in place and functioning properly.

  2. Receive and review reports from Company management relating to the Company's financial reporting process and published financial statements.

  3. Ensure that there is effective communication among Company management and external auditors.

  4. Periodically review with Company management any major financial risk exposures, including risks resulting from technology, security or business operations, and the steps management has taken to monitor and control such exposures.

  5. Ensure that there is an adequacy of human resources and expertise in the financial accounting and reporting process as well as the external auditing process.

  6. Receive and review reports from Company management and its General Counsel relating to legal and regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies.

  7. Receive and review reports from the Company's accounting department. Consult with and review reports from the Company's accounting department relating to on-going monitoring programs including compliance with policies of the Company.

  8. The Committee and the Board of Directors shall be ultimately responsible for the selection, evaluation, and replacement of the independent auditors. The Committee shall:

    . recommend annually the appointment of the independent auditors to the Board of Directors for its approval, based upon an annual performance evaluation and a determination of the auditors' independence;

    . determine the independence of the independent auditors by obtaining a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees;

    . discuss with the independent auditors if any disclosed relationship or service could impact the auditors' objectivity and independence; and

    . recommend that the Board of Directors take appropriate action in response to the auditors' statement to ensure the independence of the independent auditors.

  9. Meet with independent auditors and review their report to the Committee including comments relating to the system of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process and the scope of the independent audit. The independent auditors are ultimately accountable to the Board of Directors and the Committee on all such matters.

  10. Prepare a Report, for inclusion in the Company's proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, the Report will state whether the Committee recommends to the Board of Directors that the audited financial statements be included in the Annual Report or any other reports.

  11. Review and reassess the adequacy of the Committee's charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board of Directors for its consideration and approval.

  The Committee shall be comprised of no fewer than three independent members of the Board of Directors. A Chairperson shall be designated by the Board from among the members of the Committee. As determined by the Board of Directors, the members of the Committee shall be financially literate with at least one having accounting or related financial management expertise. Company management, independent auditors and the Company's General Counsel may attend each meeting or portions thereof as required by the Committee. Regular meetings of the Committee shall be held at such times as determined by resolution of the Board of Directors or the Committee. A special meeting of the Committee shall be called by resolution of the Board of Directors or by the Secretary or Assistant Secretary of the Company upon the request of the Chairperson or a majority of the members of the Committee. A majority of the members, but not less than two, will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee.

  The Board may elect a secretary of the Committee. If the Board does not elect such a secretary, the Committee shall do so. The secretary of the Committee need not be a member of the Committee, but shall be selected from a member of the staff of the office of the Secretary of the Company, unless otherwise provided by the Board or the Committee, as applicable.

      Principal Executive Offices                      Notice of
    Crown Castle International Corp.         Annual Meeting of Stockholders
         510 Bering, Suite 500                        June 5, 2001
           Houston, TX 77057                      and Proxy Statement

                              [Crown Castle Logo]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AND PROPOSALS BELOW AND IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR SUCH NOMINEES AND PROPOSALS.
                                                Please mark your votes as
                                                indicated in this example [X]


1. Election of Directors.

Nominees: 01 Randall A. Hack, 02 Edward C. Hutcheson, Jr., 03 J. Landis Martin and 04 Ted B. Miller, Jr.

For all, except nominee(s) written in below:

_____________________________________________

     FOR ALL      WITHHOLD      FOR ALL
                    ALL         EXCEPT
       [_]          [_]           [_]

2. Approval of an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of the Company's Preferred Stock from 10,000,000 to 20,000,000 shares.

                          FOR     AGAINST     ABSTAIN
                          [_]       [_]         [_]

3. Approval of the Company's 2001 Stock  Incentive Plan.

                          FOR     AGAINST     ABSTAIN
                          [_]       [_]         [_]

4. The ratification of the appointment of KPMG LLP as the Company's independent certified public accountants for 2001.

                          FOR     AGAINST     ABSTAIN
                          [_]       [_]         [_]

5. In their discretion, upon such other matters as may properly come before the meeting.

                         "By checking the box to the right, I consent   INTERNET
                         to future access of the Annual Reports, Proxy     [_]
                         Statements, prospectuses and other
                         communications electronically via the Internet.
                         I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services,
                         Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.

                         If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.

                                                WILL ATTEND
                                                    [_]

                                        (CONTINUED FROM OTHER SIDE)

SIGNATURE_________________________ SIGNATURE____________________  DATE__________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

                           . FOLD AND DETACH HERE .

                    VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

                                   INTERNET
                        HTTP://WWW.PROXYVOTING.COM/CCI

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                      OR

                                  TELEPHONE
                                1-800-840-1208

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                      OR

                                     MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                       CROWN CASTLE INTERNATIONAL CORP.
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 JUNE 5, 2001

  The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated May 9, 2001, and hereby appoints Ted B. Miller, Jr. and Donald J. Reid, Jr., or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of common stock of Crown Castle International Corp. (the "Company") at the Annual Meeting of Stockholders of the Company to be held in the Forest III Ballroom of the Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas, on Tuesday, June 5, 2001 at 9:00 a.m., Central Time, and at any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES IN ITEM 1, FOR THE PROPOSALS SET FORTH IN ITEMS 2, 3 AND 4, AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 5. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

                        (PLEASE SIGN ON REVERSE SIDE)

                           . FOLD AND DETACH HERE .

  PROXY                       CROWN CASTLE INTERNATIONAL CORP.
                        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                      FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
   FOR                                  JUNE 5, 2001


   ANNUAL           The undersigned stockholder acknowledges receipt of the
                 Notice of Annual Meeting of Stockholders and the Proxy
                 Statement, each dated May 9, 2001, and hereby appoints Ted B.
                 Miller, Jr. and Donald J. Reid, Jr., or either of them,
  MEETING        proxies for the undersigned, each with full power of
                 substitution, to vote all of the undersigned's shares of
                 12 3/4% Exchangeable Preferred Stock of Crown Castle
    OF           International Corp. (the "Company") at the Annual Meeting of
                 Stockholders of the Company to be held in the Forest III
                 Ballroom of the Houstonian Hotel, 111 North Post Oak Lane,
STOCKHOLDERS     Houston, Texas, on Tuesday, June 5, 2001 at 9:00 a.m., Central
                 Time, and at any adjournments or postponements thereof.

JUNE 5, 2001     1. Approval of an amendment to the Company's Restated
                    Certificate of Incorporation to increase the authorized number of shares of the Company's Preferred Stock from 10,000,000 to 20,000,000 shares.

                            [_] FOR    [_] AGAINST    [_] ABSTAIN

                 2. In their discretion, upon such other matters as may properly come before the meeting.

                                (PLEASE SIGN ON REVERSE SIDE)


                          (CONTINUED FROM OTHER SIDE)

The Board of directors recommends a vote FOR the proposal on the reverse side and if no specification is made, the shares will be voted for such proposal.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH IN ITEM 1 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

                                        Dated ___________________________, 2001

                                        _____________________________________
                                               Stockholder's Signature

                                        _____________________________________
                                               Stockholder's Signature

                                        Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

   PROXY                       CROWN CASTLE INTERNATIONAL CORP.
                      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
    FOR              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                        JUNE 5, 2001
  ANNUAL

  MEETING          The undersigned stockholder acknowledges receipt of the
                 Notice of Annual Meeting of Stockholders and the Proxy
    OF           Statement, each dated May 9, 2001, and hereby appoints Ted B.
                 Miller, Jr. and Donald J. Reid, Jr., or either of them, proxies
STOCKHOLDERS     for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of 6.25% Cumulative
JUNE 5, 2001     Convertible Preferred Stock of Crown Castle International Corp.
                 (the "Company") at the Annual Meeting of Stockholders of the Company to be held in the Forest III Ballroom of the Houstonian
                 Hotel, 111 North Post Oak Lane, Houston, Texas, on Tuesday,
                 June 5, 2001 at 9:00 a.m., Central Time, and at any adjournments or postponements thereof.

                 1. Approval of an amendment to the Company's Restated
                    Certificate of Incorporation to increase the authorized number of shares of the Company's Preferred Stock from 10,000,000 to 20,000,000 shares.

                            [_] FOR    [_] AGAINST   [_] ABSTAIN

                 2. In their discretion, upon such other matters as may properly come before the meeting.

                                 (PLEASE SIGN ON REVERSE SIDE)


                           (CONTINUED FROM OTHER SIDE)

The Board of directors recommends a vote FOR the proposal on the reverse side and if no specification is made, the shares will be voted for such proposal.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH IN ITEM 1 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

                                        Dated ___________________________, 2001

                                        _____________________________________
                                               Stockholder's Signature

                                        _____________________________________
                                               Stockholder's Signature

                                        Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

===============================================================================================================================
                                                        CROWN CASTLE INTERNATIONAL CORP.
PROXY                                           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                                                  JUNE 5, 2001
FOR
                  The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated May 8, 2001, and hereby appoints Ted B. Miller, Jr. and Donald J.
ANNUAL            Reid, Jr., or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of 8 1/4% Convertible Preferred Stock of Crown Castle International Corp.
                  (the "Company") at the Annual Meeting of Stockholders of the Company to be held in the Forest III
MEETING           Ballroom of the Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas, on Tuesday, June 5, 2001
                  at 9:00 a.m., Central Time, and at any adjournments or postponements thereof.

OF
                  1. [_] For All   [_] Withhold All       Election of Directors, Nominees: Randall A. Hack, Edward C.
                                                          Hutcheson, J. Landis Martin and Ted B. Miller, Jr.
STOCKHOLDERS         [_] For All Except                   For all, except nominee(s) written in below:


                                                          -----------------------------------------------------------------------
JUNE 5, 2001
                                                          -----------------------------------------------------------------------

                  2. [_] For  [_] Against  [_] Abstain    Approval of an amendment to the Company's Restated Certificate of
                                                          Incorporation to increase the authorized number of shares of the
                                                          Company's Preferred Stock from 10,000,000 to 20,000,000 shares.

                  3. [_] For  [_] Against  [_] Abstain   Approval of the Company's 2001 Stock Incentive Plan.

                  4. [_] For  [_] Against  [_] Abstain   The ratification of the appointment of KPMG LLP as the Company's independent certified public accountants for 2001.

                  5. In their discretion, upon such other matters as may properly come before the meeting.
===============================================================================================================================

                         (PLEASE SIGN ON REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES
                    AND PROPOSALS ABOVE AND IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR SUCH NOMINEES AND PROPOSALS.


                                         Dated .........................., 2001

                                         .......................................
                                                         Stockholder's Signature

                                         .......................................
                                                         Stockholder's Signature

                                         Signature should agree with name
                                         printed hereon.  If stock is held in
                                         the name of more than one person, EACH
                                         joint owner should sign.  Executors,
                                         administrators, trustees, guardians,
                                         and attorneys should indicate the
                                         capacity in which they sign.  Attorneys
                                         should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES IN ITEM 1, FOR THE PROPOSALS SET FORTH IN ITEMS 2, 3 AND 4, AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 5. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.